UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2015, enclosed.
Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™
Schwab Short-Term
U.S. Treasury ETF™
Schwab Intermediate-Term
U.S. Treasury ETF™
Schwab U.S. Aggregate
Bond ETF™
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This wrapper is not part of the shareholder report.

Schwab Fixed-Income ETFs
Annual Report
December 31, 2015
Schwab U.S. TIPS ETF™
Schwab Short-Term
U.S. Treasury ETF™
Schwab Intermediate-Term
U.S. Treasury ETF™
Schwab U.S. Aggregate
Bond ETF™

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended December 31, 2015
Schwab U.S. TIPS ETF (Ticker Symbol: SCHP)
Market Price Return[1]	-1.78%
NAV Return[1]	-1.50%
Barclays U.S. Treasury Inflation Protected Securities Index (Series-L)	-1.44%
ETF Category: Morningstar Inflation-Protected Bond[2]	-1.47%
Performance Details	pages 6-7

Schwab Short-Term U.S. Treasury ETF (Ticker Symbol: SCHO)
Market Price Return[1]	0.40%
NAV Return[1]	0.44%
Barclays U.S. 1-3 Year Treasury Bond Index	0.56%
ETF Category: Morningstar Short Government[2]	0.33%
Performance Details	pages 8-9

Schwab Intermediate-Term U.S. Treasury ETF (Ticker Symbol: SCHR)
Market Price Return[1]	1.56%
NAV Return[1]	1.62%
Barclays U.S. 3-10 Year Treasury Bond Index	1.73%
ETF Category: Morningstar Intermediate Government[2]	1.24%
Performance Details	pages 10-11

Schwab U.S. Aggregate Bond ETF (Ticker Symbol: SCHZ)
Market Price Return[1]	0.42%
NAV Return[1]	0.56%
Barclays U.S. Aggregate Bond Index	0.55%
ETF Category: Morningstar Intermediate-Term Bond[2]	0.41%
Performance Details	pages 12-13
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the listing and trading of the funds. The funds are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such funds.
[1]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab Fixed-Income ETFs

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we aim to make investing straightforward for our investors. Our goal is to provide foundational products with consistent performance that enable investors to build diversified portfolios.
The Schwab Fixed-Income ETFs track fixed-income indices that are based on various segments of the bond markets, allowing investors to gain exposure to different parts of the bond market. The Schwab Fixed-Income ETFs are available at some of the lowest operating expense ratios in the industry. By keeping costs low, the Schwab Fixed-Income ETFs seek to ensure that expenses do not erode returns—especially critical in light of the historically low-yields environment.
Looking back, 2015 may have seemed like a relatively calm year for fixed-income investments. The benchmark U.S. bond index, the Barclays U.S. Aggregate Bond Index, barely appeared to budge in 2015, and returned just 0.6%. However, 2015 was actually quite unpredictable. Although the investment grade fixed-income markets demonstrated less volatility than equity markets, both asset classes experienced increased volatility during the year. China’s economy decelerated over the reporting period and helped dampen demand for commodities. Those factors contributed to heightened market volatility during the year, and also increased demand for some government-backed securities. Meanwhile, in December, the Federal Reserve (the Fed) ended months-long speculation by increasing its benchmark federal funds target rate for the first time in nearly a decade. The rate hike came amid signs of an improving labor market, and signaled confidence in the U.S. economic recovery. However, it also highlighted the continued divergence in monetary policies between the U.S. and other central banks. This ongoing divergence supported a strong U.S. dollar and contributed to increased volatility during the year in currencies, equities and bonds.
Over the 12-month reporting period that ended December 31, 2015, short-term yields generally rose. Those rates were most directly influenced by the much-anticipated, long-awaited Fed policy move. Intermediate- and long-term yields, which are affected more by growth and inflation expectations, remained little changed. Treasuries outperformed corporate bonds, and intermediate-term bonds generated higher returns than shorter- and longer-term bonds. With inflation
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries
Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not a guarantee of future results.
Schwab Fixed-Income ETFs3

From the President continued

Meanwhile, in December, the Federal Reserve ended months-long speculation by increasing its benchmark federal funds target rate for the first time in nearly a decade.

remaining muted and below expectations, Treasury Inflation-Protected Securities underperformed the overall U.S. investment grade bond market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fixed-Income ETFs, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,
4Schwab Fixed-Income ETFs

Fund Management
Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab Fixed Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Matsui was an associate portfolio manager on the Beta Management team at BNY Mellon for 11 months. Prior to that, Mr. Matsui spent five years at BlackRock Solutions, where he served as an analyst in the portfolio analytics group, and also a risk analytics manager for their corporate, asset management, and pension clients.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.
Schwab Fixed-Income ETFs5

Schwab U.S. TIPS ETF
The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, Series-L (the index). To pursue this investment objective, the fund generally invests in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. Treasury Inflation-Protected Securities (TIPS) came under pressure during the 12-month reporting period from a combination of factors. Low inflation, primarily due to falling energy prices, resulted in weak demand for inflation-protected securities. Yields rose on inflation-protected securities relative to non–inflation protected securities, causing TIPS prices to fall and to underperform U.S. Treasuries.
In December, after months of anticipation, the Federal Reserve finally commenced its long-awaited interest-rate hike, citing continuing job growth and steady economic growth. This increase in short-term rates drove yields higher and prices lower on U.S. Treasuries.
Performance.   For the 12 months ended December 31, 2015, the fund’s market price return was -1.78% and its NAV return was -1.50% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned -1.44% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  The fund closely tracked the performance of the index for the 12-month reporting period. Regardless of their maturities, all TIPS produced negative results for the reporting period, but those with longer durations performed worse than those with shorter durations.
As of 12/31/15:

Portfolio Composition % of investments
By Security Type[1]
U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%
Weighted Average Maturity[3]	8.3 Yrs
Weighted Average Duration[3]	7.5 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
6Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF
Performance and Fund Facts as of 12/31/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
August 5, 2010 – December 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. TIPS ETF (8/5/10)
Market Price Return[2]	-1.78%	2.39%	2.53%
NAV Return[2]	-1.50%	2.45%	2.53%
Barclays U.S. Treasury Inflation Protected Securities Index (Series-L)	-1.44%	2.55%	2.63%
ETF Category: Morningstar Inflation-Protected Bond[3]	-1.47%	2.17%	2.52%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fixed-Income ETFs7

Schwab Short-Term U.S. Treasury ETF
The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights.   U.S. bonds posted modest returns for 2015, with shorter-term Treasury performance driven primarily by Federal Reserve (Fed) policy. The first half of the year was characterized by slower-than-expected economic growth, low inflation, falling commodity prices, and the Fed’s repeated decision to delay the commencement of its widely anticipated interest-rate hike. With the federal funds target rate remaining between 0% and 0.25%, volatility was fairly low and shorter-term Treasury yields stayed within a tight range until mid-October. Once a December interest rate increase became more likely, this range expanded and short-term yields rose as the market began to price in future rate increases.
Yields on two-year Treasuries began 2015 at approximately 0.66%, and the securities traded within a fairly narrow range—between a low of 0.44% and a high of 0.82%—until mid-October. At that time, yields moved from 0.57% to a high of 1.09%, ending the year at 1.06%. One- and three-year Treasuries exhibited a similar pattern.
Performance.   For the 12 months ended December 31, 2015, the fund’s market price return was 0.40% and its NAV return was 0.44% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.56% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to performance, more than offsetting the overall impact of negative price returns that detracted from the fund’s return.
As of 12/31/15:

Portfolio Composition % of investments
By Security Type[1]
U.S. Government Obligations	99.6%
Short-Term Investments & Other Assets[2]	0.4%
Weighted Average Maturity[3]	1.9 Yrs
Weighted Average Duration[3]	1.9 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
8Schwab Fixed-Income ETFs

Schwab Short-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
August 5, 2010 – December 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Short-Term U.S. Treasury ETF (8/5/10)
Market Price Return[2]	0.40%	0.60%	0.60%
NAV Return[2]	0.44%	0.60%	0.59%
Barclays U.S. 1-3 Year Treasury Bond Index	0.56%	0.71%	0.69%
ETF Category: Morningstar Short Government[3]	0.33%	0.49%	0.48%
Fund Expense Ratio4: 0.08%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fixed-Income ETFs9

Schwab Intermediate-Term U.S. Treasury ETF
The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 3-10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated modest returns for 2015. The first half of the year was characterized by slower-than-expected economic growth, low inflation, falling commodity prices, and the Fed’s repeated decision to delay the commencement of its widely anticipated interest-rate hike. With the federal funds target rate remaining between 0% and 0.25%, volatility was fairly low and shorter-term Treasury yields stayed within a tight range until mid-October. Once a December interest rate increase became more likely, this range expanded and short-term yields rose as the market began to price in future rate increases.
Yields on three-year Treasuries—the low end of the index’s duration spectrum—began 2015 at 1.07% and the securities traded within a fairly narrow range—between a low of 0.75% and a high of 1.16%—until mid-October. At that time, yields moved from 0.84% to a high of 1.38%, closing out the year at 1.31%.
Yields on Treasuries with maturities between five and ten years have historically been less affected by Fed policy and driven more by economic growth and inflation expectations, which remained low during the reporting period. Yields on five-year Treasuries, however, exhibited a similar bump in the fourth quarter as did three-year Treasuries. Five-year Treasury yields started the year at 1.61%, trading for the first three quarters between 1.18% and 1.80%. In mid-October, they moved from 1.29% to a high of 1.81%, ending the year at 1.76%. Yields on 10-year Treasuries were less affected by the Fed’s decision, starting the year at 2.12%, reaching a high of 2.50% in June, and closing out the year at 2.27%.
Performance.   For the 12 months ended December 31, 2015, the fund’s market price return was 1.56% and its NAV return was 1.62% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 1.73% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to performance, more than offsetting the overall impact of negative price returns that detracted from the fund’s return.
As of 12/31/15:

Portfolio Composition % of investments
By Security Type[1]
U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%
Weighted Average Maturity[3]	5.6 Yrs
Weighted Average Duration[3]	5.2 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
10Schwab Fixed-Income ETFs

Schwab Intermediate-Term U.S. Treasury ETF
Performance and Fund Facts as of 12/31/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
August 5, 2010 – December 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Intermediate-Term U.S. Treasury ETF (8/5/10)
Market Price Return[2]	1.56%	3.07%	2.72%
NAV Return[2]	1.62%	3.04%	2.70%
Barclays U.S. 3-10 Year Treasury Bond Index	1.73%	3.15%	2.82%
ETF Category: Morningstar Intermediate Government[3]	1.24%	2.51%	2.25%
Fund Expense Ratio4: 0.09%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fixed-Income ETFs11

Schwab U.S. Aggregate Bond ETF
The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. In addition, for the 12-month reporting period ended December 31, 2015, the fund also held positions in TBAs, or “to be announced” securities. TBAs are mortgage-backed bonds that settle on a forward date, and are used to gain exposure to the mortgage market. The average month-end position in these securities was 8.6% of the fund, with a minimum exposure of 6.9% and a maximum exposure of 9.8%. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated modest returns for 2015. The first half of the year was characterized by slower-than-expected economic growth, low inflation, falling commodity prices, and the Fed’s repeated decision to delay the commencement of its widely anticipated interest-rate hike. With the federal funds target rate remaining between 0% and 0.25%, volatility was fairly low and shorter-term Treasury yields remained within a narrow range until mid-October. Once a December interest rate increase became more likely, this range expanded and short-term yields rose as the market began to price in future rate increases. Longer-term Treasuries were less affected by Fed policy because economic growth and inflation expectations have a larger influence on these securities. As a result, the yield curve flattened for the year as yields on shorter-term Treasuries rose more than those on intermediate- and longer-term Treasuries.
In this environment of low economic growth and inflation expectations, Treasuries and mortgage-backed securities performed relatively well. Corporate bonds, however, posted negative returns, particularly among long-duration high-yield bonds. TIPS and U.S. government agency-backed bonds also lost ground for the period.
Performance.  For the 12-month reporting period, the fund’s market price return was 0.42% and its NAV return was 0.56% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.55% during the same period.
Contributors and Detractors.  The fund closely tracked the performance of the index for the 12-month reporting period, which meant keeping the fund’s credit quality, duration, and sector allocations aligned to the index. Rising Treasury yields resulted in a negative price return for the fund, but coupon income generated by the fund’s holdings contributed positively to fund performance. This more than offset the impact of negative price return after accounting for the effects of principal payments on the fund’s mortgage-backed securities.
As of 12/31/15:

Portfolio Composition % of investments
By Security Type[1]
U.S. Government and Government Agencies	34.4%
Mortgage-Backed Securities[2]	25.2%
Corporate Bonds	21.3%
Short-Term Investments & Other Assets[3]	12.3%
Foreign Government Securities	3.9%
Commercial Mortgage-Backed Securities	1.6%
Municipal Bonds	0.8%
Asset-Backed Obligations	0.5%
Weighted Average Maturity[4]	7.6 Yrs
Weighted Average Duration[4]	5.4 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
[1]	This list is not a recommendation of any security type by the investment adviser.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 8.7% of total investments on December 31, 2015.
[3]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.
12Schwab Fixed-Income ETFs

Schwab U.S. Aggregate Bond ETF
Performance and Fund Facts as of 12/31/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabetfs_prospectus.
July 14, 2011 – December 31, 2015
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab U.S. Aggregate Bond ETF (7/14/11)
Market Price Return[2]	0.42%	1.51%	2.68%
NAV Return[2]	0.56%	1.39%	2.64%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	2.76%
ETF Category: Morningstar Intermediate-Term Bond[3]	0.41%	1.44%	2.56%
Fund Expense Ratio4: 0.05%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (Barclays) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.
*	Inception (7/14/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fixed-Income ETFs13

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2015 and held through December 31, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 7/1/15	Ending Account Value (Net of Expenses) at 12/31/15	Expenses Paid During Period[2] 7/1/15–12/31/15
Schwab U.S. TIPS ETF
Actual Return	0.07%	$1,000.00	$ 982.10	$ 0.35
Hypothetical 5% Return	0.07%	$1,000.00	$ 1,024.85	$0.36
Schwab Short-Term U.S. Treasury ETF
Actual Return	0.08%	$1,000.00	$ 998.10	$0.40
Hypothetical 5% Return	0.08%	$1,000.00	$1,024.80	$ 0.41
Schwab Intermediate-Term U.S. Treasury ETF
Actual Return	0.09%	$1,000.00	$ 1,007.30	$0.46
Hypothetical 5% Return	0.09%	$1,000.00	$ 1,024.75	$0.46
Schwab U.S. Aggregate Bond ETF
Actual Return	0.05%	$1,000.00	$1,006.10	$ 0.25
Hypothetical 5% Return	0.05%	$1,000.00	$ 1,024.95	$ 0.26
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
14Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF
Financial Statements
Financial Highlights
	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11
Per-Share Data
Net asset value at beginning of period	$54.11	$52.92	$58.31	$55.46	$50.37
Income (loss) from investment operations:
Net investment income (loss)	0.17 [1]	0.64	0.28	0.92	1.56
Net realized and unrealized gains (losses)	(0.98)	1.26	(5.32)	2.85	5.09
Total from investment operations	(0.81)	1.90	(5.04)	3.77	6.65
Less distributions:
Distributions from net investment income	(0.15)	(0.71)	(0.35)	(0.92)	(1.56)
Net asset value at end of period	$53.15	$54.11	$52.92	$58.31	$55.46
Total return	(1.50%)	3.56%	(8.66%)	6.83%	13.38%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.12% [2]	0.14%
Net investment income (loss)	0.31%	1.10%	0.51%	1.72%	3.03%
Portfolio turnover rate[3]	19%	20%	20%	22%	26%
Net assets, end of period (x 1,000)	$815,816	$549,259	$399,564	$571,441	$288,373

1
Calculated based on the average shares outstanding during the period.
2
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    15

Schwab U.S. TIPS ETF
Portfolio Holdings  as of December 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
99.9%	U.S. Government Securities	838,831,493	815,010,072
0.0%	Other Investment Company	204,029	204,029
99.9%	Total Investments	839,035,522	815,214,101
0.1%	Other Assets and Liabilities, Net		601,758
100.0%	Net Assets		815,815,859

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government Securities 99.9% of net assets
U.S. Treasury Obligations 99.9%
U.S. Treasury Inflation Protected Securities
2.38%, 01/15/17	14,238,001	14,591,672
0.13%, 04/15/17	37,945,969	37,868,939
2.63%, 07/15/17	12,206,746	12,746,528
1.63%, 01/15/18	12,889,334	13,300,246
0.13%, 04/15/18	42,188,238	42,122,425
1.38%, 07/15/18	12,712,985	13,165,949
2.13%, 01/15/19	11,828,360	12,526,943
0.13%, 04/15/19	41,789,240	41,560,652
1.88%, 07/15/19	13,438,937	14,257,905
1.38%, 01/15/20	16,298,664	16,963,324
0.13%, 04/15/20	41,819,221	41,335,791
1.25%, 07/15/20	25,046,472	26,071,875
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.13%, 01/15/21	28,648,210	29,565,812
0.63%, 07/15/21	30,410,247	30,643,190
0.13%, 01/15/22	33,566,788	32,591,337
0.13%, 07/15/22	34,621,566	33,620,657
0.13%, 01/15/23	34,781,509	33,395,814
0.38%, 07/15/23	34,499,946	33,761,302
0.63%, 01/15/24	34,418,921	34,074,732
0.13%, 07/15/24	33,822,612	32,179,171
0.25%, 01/15/25	33,907,027	32,413,084
2.38%, 01/15/25	22,263,051	25,352,050
0.38%, 07/15/25	33,866,289	32,828,965
2.00%, 01/15/26	16,217,654	18,052,195
2.38%, 01/15/27	13,048,108	15,119,495
1.75%, 01/15/28	13,015,463	14,262,084
3.63%, 04/15/28	10,997,764	14,413,889
2.50%, 01/15/29	12,603,371	14,960,579
3.88%, 04/15/29	13,383,051	18,221,827
3.38%, 04/15/32	5,084,321	6,888,441
2.13%, 02/15/40	6,888,589	8,138,248
2.13%, 02/15/41	8,760,787	10,412,984
0.75%, 02/15/42	15,413,510	13,604,889
0.63%, 02/15/43	11,376,430	9,664,618
1.38%, 02/15/44	17,225,418	17,591,458
0.75%, 02/15/45	19,132,574	16,741,002
Total U.S. Government Securities
(Cost $838,831,493)		815,010,072
Security	Number of Shares	Value ($)
Other Investment Company 0.0% of net assets
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.02% (a)	204,029	204,029
Total Other Investment Company
(Cost $204,029)		204,029

End of Investments

At 12/31/15, the tax basis cost of the fund's investments was $842,850,509 and the unrealized appreciation and depreciation were $0 and ($27,636,408), respectively, with a net unrealized depreciation of ($27,636,408).
(a)	The rate shown is the 7-day yield.

16    See financial notes

Schwab U.S. TIPS ETF
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of December 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities[1]	$—	$815,010,072	$—	$815,010,072
Other Investment Company[1]	204,029	—	—	204,029
Total	$204,029	$815,010,072	$—	$815,214,101
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2015.
See financial notes    17

Schwab U.S. TIPS ETF
Statement of
Assets and Liabilities
As of December 31, 2015
Assets
Investments, at value (cost $839,035,522)		$815,214,101
Receivables:
Investments sold		12,716,861
Interest	+	2,937,745
Total assets		830,868,707
Liabilities
Payables:
Investments bought		12,766,231
Investment adviser fees		12,527
Distributions to shareholders		2,245,705
Accrued expenses	+	28,385
Total liabilities		15,052,848
Net Assets
Total assets		830,868,707
Total liabilities	–	15,052,848
Net assets		$815,815,859
Net Assets by Source
Capital received from investors		852,067,528
Net investment income not yet distributed		10,307
Net realized capital losses		(12,440,555)
Net unrealized capital depreciation		(23,821,421)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$815,815,859		15,350,000		$53.15

18    See financial notes

Schwab U.S. TIPS ETF
Statement of
Operations
For the period January 1, 2015 through December 31, 2015
Investment Income
Interest		$2,756,283
Securities on loan	+	559
Total investment income		2,756,842
Expenses
Investment adviser fees		501,871
Proxy fees	+	28,589
Total expenses	–	530,460
Net investment income		2,226,382
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(4,263,185)
Net realized gains on in-kind redemptions	+	390,212
Net realized losses		(3,872,973)
Net change in unrealized appreciation (depreciation) on investments	+	(12,788,098)
Net realized and unrealized losses		(16,661,071)
Decrease in net assets resulting from operations		($14,434,689)
See financial notes    19

Schwab U.S. TIPS ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	1/1/15-12/31/15		1/1/14-12/31/14
Net investment income		$2,226,382	$5,061,689
Net realized losses		(3,872,973)	(1,726,513)
Net change in unrealized appreciation (depreciation)	+	(12,788,098)	9,643,974
Increase (decrease) in net assets resulting from operations		(14,434,689)	12,979,150
Distributions to Shareholders
Distributions from net investment income		($2,245,705)	($5,900,895)

Transactions in Fund Shares
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,500,000	$299,468,087	3,300,000	$181,061,371
Shares redeemed	+	(300,000)	(16,230,338)	(700,000)	(38,445,207)
Net transactions in fund shares		5,200,000	$283,237,749	2,600,000	$142,616,164
Shares Outstanding and Net Assets
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,150,000	$549,258,504	7,550,000	$399,564,085
Total increase	+	5,200,000	266,557,355	2,600,000	149,694,419
End of period		15,350,000	$815,815,859	10,150,000	$549,258,504
Net investment income not yet distributed/Distributions in excess of net investment income			$10,307		($586,245)
20    See financial notes

Schwab Short-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11
Per-Share Data
Net asset value at beginning of period	$50.55	$50.51	$50.53	$50.50	$49.99
Income (loss) from investment operations:
Net investment income (loss)	0.35 [1]	0.24	0.15	0.15	0.21
Net realized and unrealized gains (losses)	(0.13)	0.04	(0.02)	0.03	0.51
Total from investment operations	0.22	0.28	0.13	0.18	0.72
Less distributions:
Distributions from net investment income	(0.34)	(0.24)	(0.15)	(0.15)	(0.21)
Net asset value at end of period	$50.43	$50.55	$50.51	$50.53	$50.50
Total return	0.44%	0.55%	0.25%	0.35%	1.43%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.08%	0.08%	0.08%	0.11% [2]	0.12%
Net investment income (loss)	0.69%	0.49%	0.31%	0.29%	0.42%
Portfolio turnover rate[3]	89%	109%	101%	101%	74%
Net assets, end of period (x 1,000)	$1,071,573	$702,651	$444,497	$250,105	$181,805

1
Calculated based on the average shares outstanding during the period.
2
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    21

Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings  as of December 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
99.7%	U.S. Government Securities	1,071,296,255	1,068,159,791
0.4%	Other Investment Company	4,642,329	4,642,329
100.1%	Total Investments	1,075,938,584	1,072,802,120
(0.1%)	Other Assets and Liabilities, Net		(1,229,154)
100.0%	Net Assets		1,071,572,966

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government Securities 99.7% of net assets
U.S. Treasury Obligations 99.7%
U.S. Treasury Notes
0.75%, 01/15/17	24,135,000	24,116,609
0.50%, 01/31/17	5,132,000	5,113,858
0.63%, 02/15/17	19,140,000	19,094,389
4.63%, 02/15/17	20,732,000	21,591,652
0.50%, 02/28/17	7,000,000	6,973,064
0.88%, 02/28/17	15,371,000	15,380,914
3.00%, 02/28/17	18,255,000	18,703,525
0.50%, 03/31/17	18,952,000	18,867,967
1.00%, 03/31/17	32,870,000	32,926,503
3.25%, 03/31/17	19,595,000	20,163,333
0.50%, 04/30/17	16,410,000	16,326,342
3.13%, 04/30/17	27,518,000	28,318,829
4.50%, 05/15/17	15,708,000	16,467,623
0.63%, 05/31/17	27,376,000	27,258,913
2.75%, 05/31/17	18,955,000	19,439,243
0.75%, 06/30/17	18,171,000	18,116,705
0.88%, 07/15/17	19,897,000	19,866,299
0.50%, 07/31/17	20,571,000	20,417,931
0.63%, 07/31/17	19,392,000	19,286,333
2.38%, 07/31/17	11,360,000	11,602,286
0.88%, 08/15/17	12,634,000	12,607,595
0.63%, 08/31/17	21,998,000	21,860,073
1.88%, 08/31/17	35,524,000	36,017,322
1.00%, 09/15/17	13,468,000	13,461,953
0.63%, 09/30/17	20,763,000	20,621,874
1.88%, 09/30/17	15,425,000	15,645,223
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.88%, 10/15/17	10,863,000	10,831,812
0.75%, 10/31/17	1,016,000	1,010,702
1.88%, 10/31/17	32,188,000	32,662,033
0.88%, 11/15/17	19,590,000	19,524,961
0.63%, 11/30/17	19,927,000	19,764,695
0.88%, 11/30/17	23,606,000	23,539,620
2.25%, 11/30/17	11,384,000	11,638,580
1.00%, 12/15/17	20,120,000	20,094,850
0.75%, 12/31/17	22,158,000	22,011,292
2.75%, 12/31/17	22,158,000	22,877,271
0.88%, 01/15/18	10,645,000	10,598,013
3.50%, 02/15/18	10,637,000	11,170,924
0.75%, 02/28/18	18,304,000	18,150,997
2.75%, 02/28/18	18,304,000	18,937,849
2.88%, 03/31/18	3,381,000	3,510,560
0.75%, 04/15/18	21,883,000	21,673,580
0.63%, 04/30/18	17,262,000	17,042,514
2.63%, 04/30/18	3,381,000	3,495,636
1.00%, 05/15/18	21,883,000	21,777,852
1.00%, 05/31/18	20,374,000	20,272,925
1.13%, 06/15/18	1,016,000	1,013,758
1.38%, 06/30/18	1,016,000	1,020,187
2.38%, 06/30/18	15,171,000	15,619,015
0.88%, 07/15/18	20,366,000	20,184,213
1.38%, 07/31/18	1,016,000	1,020,048
2.25%, 07/31/18	25,000,000	25,659,175
1.00%, 08/15/18	10,850,000	10,781,341
1.50%, 08/31/18	20,620,000	20,759,742
1.00%, 09/15/18	1,016,000	1,008,876
1.38%, 09/30/18	1,016,000	1,019,393
0.88%, 10/15/18	25,470,000	25,192,912
1.25%, 10/31/18	18,940,000	18,917,064
1.75%, 10/31/18	14,208,000	14,392,818
1.25%, 11/30/18	23,606,000	23,570,048
1.38%, 11/30/18	22,058,000	22,108,402
1.25%, 12/15/18	10,000,000	9,979,490
1.38%, 12/31/18	10,000,000	10,009,380
1.50%, 12/31/18	15,000,000	15,070,905
Total U.S. Government Securities
(Cost $1,071,296,255)		1,068,159,791
Security	Number of Shares	Value ($)
Other Investment Company 0.4% of net assets
Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.02% (a)	4,642,329	4,642,329
Total Other Investment Company
(Cost $4,642,329)		4,642,329

End of Investments

At 12/31/15, the tax basis cost of the fund's investments was $1,075,938,584 and the unrealized appreciation and depreciation were $200 and ($3,136,664), respectively, with a net unrealized depreciation of ($3,136,464).
(a)	The rate shown is the 7-day yield.

22    See financial notes

Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of December 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities[1]	$—	$1,068,159,791	$—	$1,068,159,791
Other Investment Company[1]	4,642,329	—	—	4,642,329
Total	$4,642,329	$1,068,159,791	$—	$1,072,802,120
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2015.
See financial notes    23

Schwab Short-Term U.S. Treasury ETF
Statement of
Assets and Liabilities
As of December 31, 2015
Assets
Investments, at value (cost $1,075,938,584)		$1,072,802,120
Receivables:
Investments sold		53,042,278
Interest	+	3,485,842
Total assets		1,129,330,240
Liabilities
Payables:
Investments bought		57,048,939
Investment adviser fees		18,796
Distributions to shareholders		663,000
Accrued expenses	+	26,539
Total liabilities		57,757,274
Net Assets
Total assets		1,129,330,240
Total liabilities	–	57,757,274
Net assets		$1,071,572,966
Net Assets by Source
Capital received from investors		1,075,842,286
Net investment income not yet distributed		161
Net realized capital losses		(1,133,017)
Net unrealized capital depreciation		(3,136,464)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,071,572,966		21,250,000		$50.43

24    See financial notes

Schwab Short-Term U.S. Treasury ETF
Statement of
Operations
For the period January 1, 2015 through December 31, 2015
Investment Income
Interest		$6,727,780
Expenses
Investment adviser fees		697,822
Proxy fees	+	26,819
Total expenses	–	724,641
Net investment income		6,003,139
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(861,645)
Net realized gains on in-kind redemptions	+	958,316
Net realized gains		96,671
Net change in unrealized appreciation (depreciation) on investments	+	(3,593,255)
Net realized and unrealized losses		(3,496,584)
Increase in net assets resulting from operations		$2,506,555
See financial notes    25

Schwab Short-Term U.S. Treasury ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	1/1/15-12/31/15		1/1/14-12/31/14
Net investment income		$6,003,139	$2,718,927
Net realized gains		96,671	95,206
Net change in unrealized appreciation (depreciation)	+	(3,593,255)	(1,834)
Increase in net assets resulting from operations		2,506,555	2,812,299
Distributions to Shareholders
Distributions from net investment income		($6,005,570)	($2,716,335)

Transactions in Fund Shares
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,350,000	$727,215,229	6,100,000	$308,679,042
Shares redeemed	+	(7,000,000)	(354,793,945)	(1,000,000)	(50,621,716)
Net transactions in fund shares		7,350,000	$372,421,284	5,100,000	$258,057,326
Shares Outstanding and Net Assets
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,900,000	$702,650,697	8,800,000	$444,497,407
Total increase	+	7,350,000	368,922,269	5,100,000	258,153,290
End of period		21,250,000	$1,071,572,966	13,900,000	$702,650,697
Net investment income not yet distributed			$161		$2,592
26    See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11
Per-Share Data
Net asset value at beginning of period	$53.52	$52.08	$54.18	$53.39	$49.31
Income (loss) from investment operations:
Net investment income (loss)	0.85 [1]	0.77	0.56	0.58	0.82
Net realized and unrealized gains (losses)	0.02 [2]	1.44	(2.10)	0.79	4.08
Total from investment operations	0.87	2.21	(1.54)	1.37	4.90
Less distributions:
Distributions from net investment income	(0.84)	(0.77)	(0.56)	(0.58)	(0.82)
Net asset value at end of period	$53.55	$53.52	$52.08	$54.18	$53.39
Total return	1.62%	4.27%	(2.86%)	2.57%	10.02%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.10% [3]	0.10%	0.10%	0.11% [4]	0.12%
Net investment income (loss)	1.59%	1.43%	1.06%	1.07%	1.62%
Portfolio turnover rate[5]	32%	49%	54%	47%	46%
Net assets, end of period (x 1,000)	$441,747	$254,226	$236,969	$216,733	$117,452

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective February 24, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/15 is a blended ratio. (See financial note 4)
4
Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    27

Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings  as of December 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
99.6%	U.S. Government Securities	442,735,720	440,031,217
0.1%	Other Investment Company	441,436	441,436
99.7%	Total Investments	443,177,156	440,472,653
0.3%	Other Assets and Liabilities, Net		1,274,121
100.0%	Net Assets		441,746,774

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government Securities 99.6% of net assets
U.S. Treasury Obligations 99.6%
U.S. Treasury Bonds
8.50%, 02/15/20	970,000	1,235,595
8.75%, 05/15/20	787,000	1,020,426
8.75%, 08/15/20	3,643,000	4,773,539
U.S. Treasury Notes
1.50%, 12/31/18	53,000	53,251
1.25%, 01/31/19	11,847,000	11,809,054
2.75%, 02/15/19	3,366,000	3,508,594
1.38%, 02/28/19	5,547,000	5,544,509
1.50%, 02/28/19	5,414,000	5,432,083
1.25%, 04/30/19	3,656,000	3,633,435
3.13%, 05/15/19	5,964,000	6,294,233
1.50%, 05/31/19	2,858,000	2,861,181
1.00%, 06/30/19	3,150,000	3,098,444
1.63%, 06/30/19	1,817,000	1,825,411
0.88%, 07/31/19	2,566,000	2,508,516
1.63%, 07/31/19	5,445,000	5,464,782
3.63%, 08/15/19	7,154,000	7,683,003
1.63%, 08/31/19	3,721,000	3,732,118
1.00%, 09/30/19	6,435,000	6,300,895
3.38%, 11/15/19	5,344,000	5,707,643
1.00%, 11/30/19	3,840,000	3,753,677
1.50%, 11/30/19	6,995,000	6,967,950
1.13%, 12/31/19	5,756,000	5,647,735
1.25%, 01/31/20	4,548,000	4,478,538
3.63%, 02/15/20	10,438,000	11,261,015
1.25%, 02/29/20	8,092,000	7,960,982
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 02/29/20	4,170,000	4,122,600
1.38%, 03/31/20	4,792,000	4,733,595
1.13%, 04/30/20	3,140,000	3,068,738
1.38%, 04/30/20	3,075,000	3,035,603
3.50%, 05/15/20	5,281,000	5,679,034
1.38%, 05/31/20	7,663,000	7,553,894
1.88%, 06/30/20	2,668,000	2,687,124
1.63%, 07/31/20	7,411,000	7,376,257
2.00%, 07/31/20	3,425,000	3,464,870
2.63%, 08/15/20	8,982,000	9,332,505
1.38%, 08/31/20	3,494,000	3,438,452
1.38%, 09/30/20	5,259,000	5,168,713
2.00%, 09/30/20	6,073,000	6,139,900
1.38%, 10/31/20	6,922,000	6,800,457
1.75%, 10/31/20	3,394,000	3,389,228
2.63%, 11/15/20	7,443,000	7,734,617
2.00%, 11/30/20	3,841,000	3,880,459
2.38%, 12/31/20	3,710,000	3,814,997
2.13%, 01/31/21	8,244,000	8,366,852
3.63%, 02/15/21	6,798,000	7,391,629
2.00%, 02/28/21	2,943,000	2,967,948
2.25%, 04/30/21	4,127,000	4,209,457
3.13%, 05/15/21	6,849,000	7,285,487
2.00%, 05/31/21	7,272,000	7,322,279
2.13%, 06/30/21	2,932,000	2,969,336
2.25%, 07/31/21	3,506,000	3,572,218
2.13%, 08/15/21	5,537,000	5,603,726
2.00%, 10/31/21	5,376,000	5,391,644
2.00%, 11/15/21	6,270,000	6,289,719
1.88%, 11/30/21	5,241,000	5,220,120
2.13%, 12/31/21	1,870,000	1,886,765
1.50%, 01/31/22	3,652,000	3,550,715
2.00%, 02/15/22	3,212,000	3,218,524
1.75%, 02/28/22	3,304,000	3,257,539
1.75%, 04/30/22	4,005,000	3,941,561
1.75%, 05/15/22	7,427,000	7,307,039
1.88%, 05/31/22	3,672,000	3,636,929
2.13%, 06/30/22	4,078,000	4,099,503
2.00%, 07/31/22	4,693,000	4,680,991
1.63%, 08/15/22	6,409,000	6,243,891
1.75%, 09/30/22	9,391,000	9,205,744
1.88%, 10/31/22	3,931,000	3,881,631
1.63%, 11/15/22	6,345,000	6,165,183
2.00%, 02/15/23	11,205,000	11,141,972
1.75%, 05/15/23	6,983,000	6,804,605
2.50%, 08/15/23	5,884,000	6,037,996
2.75%, 11/15/23	7,940,000	8,288,153
2.75%, 02/15/24	10,323,000	10,754,264
2.50%, 05/15/24	4,145,000	4,236,157
2.38%, 08/15/24	8,713,000	8,805,236
2.25%, 11/15/24	9,028,000	9,024,822
2.00%, 02/15/25	9,423,000	9,212,820
2.13%, 05/15/25	9,405,000	9,283,393
2.00%, 08/15/25	9,608,000	9,369,299
2.25%, 11/15/25	5,440,000	5,428,418
Total U.S. Government Securities
(Cost $442,735,720)		440,031,217
28    See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.02% (a)	441,436	441,436
Total Other Investment Company
(Cost $441,436)		441,436

End of Investments

At 12/31/15, the tax basis cost of the fund's investments was $443,177,170 and the unrealized appreciation and depreciation were $352,675 and ($3,057,192), respectively, with a net unrealized depreciation of ($2,704,517).
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities[1]	$—	$440,031,217	$—	$440,031,217
Other Investment Company[1]	441,436	—	—	441,436
Total	$441,436	$440,031,217	$—	$440,472,653
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2015.
See financial notes    29

Schwab Intermediate-Term U.S. Treasury ETF
Statement of
Assets and Liabilities
As of December 31, 2015
Assets
Investments, at value (cost $443,177,156)		$440,472,653
Receivables:
Investments sold		18,188,096
Interest	+	2,344,130
Total assets		461,004,879
Liabilities
Payables:
Investments bought		15,982,041
Investment adviser fees		8,778
Fund shares redeemed		2,677,293
Distributions to shareholders		576,020
Accrued expenses	+	13,973
Total liabilities		19,258,105
Net Assets
Total assets		461,004,879
Total liabilities	–	19,258,105
Net assets		$441,746,774
Net Assets by Source
Capital received from investors		446,664,465
Net investment income not yet distributed		11,220
Net realized capital losses		(2,224,408)
Net unrealized capital depreciation		(2,704,503)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$441,746,774		8,250,000		$53.55

30    See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of
Operations
For the period January 1, 2015 through December 31, 2015
Investment Income
Interest		$5,947,481
Securities on loan	+	2,046
Total investment income		5,949,527
Expenses
Investment adviser fees		322,558
Proxy fees	+	14,079
Total expenses	–	336,637
Net investment income		5,612,890
Realized and Unrealized Gains (Losses)
Net realized gains on investments		124,880
Net realized gains on in-kind redemptions	+	768,516
Net realized gains		893,396
Net change in unrealized appreciation (depreciation) on investments	+	(3,405,419)
Net realized and unrealized losses		(2,512,023)
Increase in net assets resulting from operations		$3,100,867
See financial notes    31

Schwab Intermediate-Term U.S. Treasury ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	1/1/15-12/31/15		1/1/14-12/31/14
Net investment income		$5,612,890	$3,535,340
Net realized gains (losses)		893,396	(718,967)
Net change in unrealized appreciation (depreciation)	+	(3,405,419)	6,947,634
Increase in net assets resulting from operations		3,100,867	9,764,007
Distributions to Shareholders
Distributions from net investment income		($5,601,670)	($3,544,920)

Transactions in Fund Shares
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,600,000	$249,158,732	3,300,000	$175,168,419
Shares redeemed	+	(1,100,000)	(59,137,085)	(3,100,000)	(164,130,182)
Net transactions in fund shares		3,500,000	$190,021,647	200,000	$11,038,237
Shares Outstanding and Net Assets
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,750,000	$254,225,930	4,550,000	$236,968,606
Total increase	+	3,500,000	187,520,844	200,000	17,257,324
End of period		8,250,000	$441,746,774	4,750,000	$254,225,930
Net investment income not yet distributed			$11,220		$—
32    See financial notes

Schwab U.S. Aggregate Bond ETF
Financial Statements
Financial Highlights
	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	7/13/11 [1]– 12/31/11
Per-Share Data
Net asset value at beginning of period	$52.20	$50.28	$52.43	$51.50	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.00 [2]	1.00	0.83	0.84	0.37
Net realized and unrealized gains (losses)	(0.71)	1.98	(1.97)	1.16	1.52
Total from investment operations	0.29	2.98	(1.14)	2.00	1.89
Less distributions:
Distributions from net investment income	(1.08)	(1.06)	(1.01)	(1.07)	(0.39)
Net asset value at end of period	$51.41	$52.20	$50.28	$52.43	$51.50
Total return	0.56%	5.97%	(2.19%)	3.90%	3.79% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.06% [4]	0.08% [5]	0.10% [6]
Net investment income (loss)	1.92%	1.96%	1.59%	1.52%	1.67% [6]
Portfolio turnover rate[7],[8]	104% [9]	74%	152%	151%	446% [3]
Net assets, end of period (x 1,000)	$2,102,482	$1,226,778	$497,801	$387,954	$164,804

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Not annualized.

The expense ratio would have been 0.05%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred. (See financial note 2f)

Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.

Annualized.

Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Includes to-be-announced (TBA) transactions. (See financial note 2)

Revised methodology adopted as of December 31, 2015. For comparison purposes, portfolio turnover rate would have been 146% using previous methodology.
See financial notes    33

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings  as of December 31, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
0.6%	Asset-Backed Obligations	11,813,590	11,765,343
1.8%	Commercial Mortgage-Backed Securities	38,689,992	38,366,292
24.1%	Corporate Bonds	519,589,255	507,285,290
4.5%	Foreign Government Securities	95,418,272	93,662,526
28.5%	Mortgage-Backed Securities	596,928,241	600,034,047
0.9%	Municipal Bonds	19,194,050	19,115,958
39.1%	U.S. Government and Government Agencies	822,483,980	821,447,386
4.8%	Other Investment Company	100,838,720	100,838,720
9.2%	Short-Term Investments	192,973,772	192,978,797
113.5%	Total Investments	2,397,929,872	2,385,494,359
(13.5%)	Other Assets and Liabilities, Net		(283,012,334)
100.0%	Net Assets		2,102,482,025

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Asset-Backed Obligations 0.6% of net assets
American Express Credit Account Master Trust
Series 2014-3 Class A
1.49%, 04/15/20 (b)	326,000	326,239
Series 2014-4 Class A
1.43%, 06/15/20 (b)	100,000	99,867
Capital One Multi-Asset Execution Trust
Series 2014-A5 Class A
1.48%, 07/15/20 (b)	200,000	200,113
Series 2007-A7 Class A7
5.75%, 07/15/20 (b)	250,000	267,299
Series 2015-A1 Class A1
1.39%, 01/15/21 (b)	600,000	596,907
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Chase Issuance Trust
Series 2014-A7 Class A
1.38%, 11/15/19 (b)	680,000	678,336
Series 2012-A4 Class A4
1.58%, 08/16/21 (b)	300,000	295,734
Series 2015-A4 Class A4
1.84%, 04/15/22 (b)	500,000	494,282
Series 2014-A2 Class A2
2.77%, 03/15/23 (b)	200,000	203,420
Citibank Credit Card Issuance Trust
Series 2014-A4 Class A4
1.23%, 04/24/19 (b)	1,100,000	1,099,915
Series 2007-A8 Class A8
5.65%, 09/20/19 (b)	500,000	534,351
Series 2008-A1 Class A1
5.35%, 02/07/20 (b)	200,000	215,200
Series 2014-A8 Class A8
1.73%, 04/09/20 (b)	200,000	200,569
Series 2014-A1 Class A1
2.88%, 01/23/23 (b)	225,000	230,054
Discover Card Execution Note Trust
Series 2014-A4 Class A4
2.12%, 12/15/21 (b)	1,000,000	1,004,302
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	2,700,000	2,665,584
Ford Credit Auto Owner Trust
Series 2013-C Class A4
1.25%, 10/15/18 (b)	225,000	224,874
Series 2014-C Class A4
1.56%, 02/15/20 (b)	415,000	414,396
Honda Auto Receivables Owner Trust
Series 2014-2 Class A4
1.18%, 05/18/20 (b)	200,000	199,212
Series 2014-3 Class A4
1.31%, 10/15/20 (b)	200,000	199,279
Hyundai Auto Receivables Trust
Series 2013-C Class A4
1.55%, 03/15/19 (b)	1,150,000	1,152,252
Nissan Auto Receivables Owner Trust
Series 2013-B Class A4
1.31%, 10/15/19 (b)	100,000	99,897
World Financial Network Credit Card Master Trust
Series 2013-A Class A
1.61%, 12/15/21 (b)	210,000	208,835
World Omni Auto Receivables Trust
Series 2014-B Class A3
1.14%, 01/15/20 (b)	155,000	154,426
Total Asset-Backed Obligations
(Cost $11,813,590)		11,765,343

Commercial Mortgage-Backed Securities 1.8% of net assets
Banc of America Commercial Mortgage Trust
Series 2007-4 Class A4
5.74%, 02/10/51 (a)(b)	151,161	157,425
34    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bear Stearns Commercial Mortgage Securities
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	1,553,978	1,633,713
Series 2007-T26 Class A4
5.47%, 01/12/45 (a)(b)	846,629	871,982
Series 2007-PW17 Class A4
5.69%, 06/11/50 (a)(b)	291,061	303,799
Citigroup Commercial Mortgage Trust
Series 2013-GC17 Class A4
4.13%, 11/10/46 (b)	615,000	653,659
Series 2014-GC19 Class A2
2.79%, 03/10/47 (b)	130,000	132,277
Series 2014-GC21 Class A2
2.90%, 05/10/47 (b)	480,000	488,817
Series 2014-GC23 Class A2
2.85%, 07/10/47 (b)	570,000	579,398
Series 2014-GC23 Class A4
3.62%, 07/10/47 (b)	1,000,000	1,025,004
COMM 2012-CCRE2 Mortgage Trust
Series 2012-CR2 Class A4
3.15%, 08/15/45 (b)	1,305,000	1,321,104
COMM 2012-CCRE4 Mortgage Trust
Series 2012-CR4 Class A3
2.85%, 10/15/45 (b)	300,000	298,315
COMM 2013-CCRE11 Mortgage Trust
Series 2013-CR11 Class A4
4.26%, 10/10/46 (b)	340,000	364,697
COMM 2013-CCRE7 Mortgage Trust
Series 2013-CR7 Class A4
3.21%, 03/10/46 (b)	600,000	605,510
COMM 2013-LC6 Mortgage Trust
Series 2013-LC6 Class A2
1.91%, 01/10/46 (b)	150,000	149,817
COMM 2014-CCRE14 Mortgage Trust
Series 2014-CR14 Class A3
3.96%, 02/10/47 (b)	240,000	252,192
COMM 2014-CCRE15 Mortgage Trust
Series 2014-CR15 Class A2
2.93%, 02/10/47 (b)	500,000	508,672
COMM 2014-CCRE16 Mortgage Trust
Series 2014-CR16 Class ASB
3.65%, 04/10/47 (b)	630,000	649,468
Commercial Mortgage Pass Through Certificates
Series 2012-CR3 Class A3
2.82%, 10/15/45 (b)	260,000	257,848
Fannie Mae
Series 2013-M12 Class A
1.53%, 10/25/17 (b)	175,117	175,512
Series 2009-M1 Class A2
4.29%, 07/25/19 (b)	172,276	183,828
Series 2010-M3 Class A3
4.33%, 03/25/20 (a)(b)	200,167	214,980
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	650,000	659,830
Series 2011-M5 Class A2
2.94%, 07/25/21 (b)	800,000	823,545
Series 2014-M9 Class A2
3.10%, 07/25/24 (a)(b)	492,000	501,370
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Freddie Mac
Series K704 Class A2
2.41%, 08/25/18 (b)	70,000	71,244
Series K705 Class A2
2.30%, 09/25/18 (b)	200,000	203,025
Series K708 Class A2
2.13%, 01/25/19 (b)	305,000	307,792
Series K710 Class A2
1.88%, 05/25/19 (b)	120,000	120,049
Series K712 Class A2
1.87%, 11/25/19 (b)	440,000	437,958
Series K015 Class A1
2.26%, 10/25/20 (b)	141,772	143,536
Series K014 Class A1
2.79%, 10/25/20 (b)	437,258	446,217
Series K714 Class A2
3.03%, 10/25/20 (b)	365,000	377,117
Series K010 Class A2
4.33%, 10/25/20 (b)	305,000	333,036
Series K012 Class A2
4.18%, 12/25/20 (a)(b)	130,000	141,409
Series K013 Class A2
3.97%, 01/25/21 (a)(b)	492,000	530,988
Series K014 Class A2
3.87%, 04/25/21 (b)	165,000	175,873
Series K017 Class A2
2.87%, 12/25/21 (b)	100,000	102,797
Series K022 Class A2
2.36%, 07/25/22 (b)	900,000	890,063
Series K024 Class A2
2.57%, 09/25/22 (b)	800,000	799,891
Series K025 Class A2
2.68%, 10/25/22 (b)	500,000	502,689
Series K026 Class A2
2.51%, 11/25/22 (b)	1,435,000	1,427,044
Series K027 Class A2
2.64%, 01/25/23 (b)	745,000	745,265
Series K033 Class A1
2.87%, 02/25/23 (b)	136,932	140,383
Series K029 Class A2
3.32%, 02/25/23 (a)(b)	1,275,000	1,329,089
Series K033 Class A2
3.06%, 07/25/23 (b)	540,000	552,101
Series K035 Class A2
3.46%, 08/25/23 (a)(b)	450,000	471,439
Series K040 Class A2
3.24%, 09/25/24 (b)	300,000	307,822
GS Mortgage Securities Trust
Series 2011-GC5 Class A4
3.71%, 08/10/44 (b)	233,000	244,891
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (b)	1,500,000	1,539,110
Series 2013-GC13 Class A5
4.04%, 07/10/46 (a)(b)	450,000	481,278
Series 2013-GC14 Class A5
4.24%, 08/10/46 (b)	400,000	429,311
Series 2013-GC16 Class A2
3.03%, 11/10/46 (b)	700,000	715,119
Series 2014-GC18 Class A2
2.92%, 01/10/47 (b)	400,000	407,607
Series 2014-GC20 Class A3
3.68%, 04/10/47 (b)	300,000	313,609
See financial notes    35

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
3.51%, 05/15/45 (b)	400,000	413,645
Series 2012-CBX Class A3
3.14%, 06/15/45 (b)	173,633	176,021
Series 2012-CBX Class A4
3.48%, 06/15/45 (b)	250,000	257,883
Series 2013-C12 Class ASB
3.16%, 07/15/45 (b)	315,000	321,112
Series 2013-C13 Class A2
2.67%, 01/15/46 (b)	200,000	202,350
Series 2013-C14 Class A2
3.02%, 08/15/46 (b)	1,000,000	1,020,981
Series 2011-C5 Class A3
4.17%, 08/15/46 (b)	400,000	427,035
Series 2013-C16 Class A2
3.07%, 12/15/46 (b)	273,916	279,959
Series 2014-C20 Class A4A1
3.54%, 07/15/47 (b)	300,000	305,983
Series 2014-C26 Class ASB
3.29%, 01/15/48 (b)	600,000	606,212
Series 2007-CB20 Class A4
5.79%, 02/12/51 (a)(b)	220,911	229,892
LB-UBS Commercial Mortgage Trust
Series 2007-C2 Class A3
5.43%, 02/15/40 (b)	308,651	317,010
Merrill Lynch Mortgage Trust
Series 2008-C1 Class A4
5.69%, 02/12/51 (b)	142,008	149,413
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A4
3.18%, 08/15/45 (b)	430,000	437,819
Series 2013-C13 Class A2
2.94%, 11/15/46 (b)	280,000	285,778
Series 2014-C14 Class A3
3.67%, 02/15/47 (b)	855,000	887,024
Series 2014-C16 Class A5
3.89%, 06/15/47 (b)	200,000	208,960
Series 2015-C24 Class ASB
3.48%, 05/15/48 (b)	1,000,000	1,025,671
Morgan Stanley Capital I Trust
Series 2012-C4 Class A4
3.24%, 03/15/45 (b)	300,000	306,950
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)	640,000	684,447
WFRBS Commercial Mortgage Trust
Series 2013-C11 Class A2
2.03%, 03/15/45 (b)	600,000	600,323
Series 2012-C7 Class A1
2.30%, 06/15/45 (b)	130,441	130,901
Series 2013-C14 Class A5
3.34%, 06/15/46 (b)	547,687	554,836
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(b)	255,000	271,687
Series 2014-C20 Class ASB
3.64%, 05/15/47 (b)	65,000	67,367
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2013-C12 Class A2
2.07%, 03/15/48 (b)	550,000	550,596
Series 2013-C12 Class A4
3.20%, 03/15/48 (b)	145,000	145,923
Total Commercial Mortgage-Backed Securities
(Cost $38,689,992)		38,366,292

Corporate Bonds 24.1% of net assets
Finance 7.7%
Banking 5.5%
Abbey National Treasury Services PLC
3.05%, 08/23/18	300,000	308,022
American Express Co.
7.00%, 03/19/18	250,000	277,392
8.13%, 05/20/19	250,000	294,995
2.65%, 12/02/22	500,000	485,142
6.80%, 09/01/66 (a)(b)	250,000	252,500
American Express Credit Corp.
2.38%, 03/24/17	300,000	303,313
2.38%, 05/26/20 (b)	1,000,000	992,964
Bank of America Corp.
5.42%, 03/15/17	1,000,000	1,041,195
6.40%, 08/28/17	500,000	535,810
6.88%, 04/25/18	300,000	331,155
5.65%, 05/01/18	800,000	860,717
2.65%, 04/01/19	1,500,000	1,504,819
7.63%, 06/01/19	1,000,000	1,159,202
5.63%, 07/01/20	1,750,000	1,945,788
5.88%, 01/05/21	800,000	906,386
5.00%, 05/13/21	500,000	546,920
3.30%, 01/11/23	1,300,000	1,281,608
3.88%, 08/01/25	1,500,000	1,525,723
6.22%, 09/15/26	1,000,000	1,132,663
7.75%, 05/14/38	250,000	340,233
5.88%, 02/07/42	500,000	585,620
Bank of America NA
5.30%, 03/15/17	1,500,000	1,560,867
2.05%, 12/07/18	500,000	498,771
Bank of Montreal
2.50%, 01/11/17	500,000	506,086
1.80%, 07/31/18	390,000	389,381
2.38%, 01/25/19 (b)	600,000	605,482
Bank of New York Mellon Corp.
2.30%, 09/11/19 (b)	500,000	501,730
Bank of Nova Scotia
2.05%, 10/30/18	250,000	250,769
1.85%, 04/14/20	500,000	490,349
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.35%, 02/23/17	100,000	100,726
Barclays Bank PLC
2.50%, 02/20/19	700,000	701,899
5.14%, 10/14/20	200,000	217,271
BB&T Corp.
3.95%, 03/22/22 (b)	100,000	104,608
Bear Stearns Cos. LLC
6.40%, 10/02/17	1,000,000	1,077,195
36    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
BNP Paribas S.A.
5.00%, 01/15/21	200,000	221,544
3.25%, 03/03/23	350,000	350,104
4.25%, 10/15/24	300,000	297,586
BPCE S.A.
1.63%, 02/10/17	750,000	748,845
2.50%, 12/10/18	1,500,000	1,513,774
2.50%, 07/15/19	1,000,000	1,004,713
4.00%, 04/15/24	1,000,000	1,029,970
Branch Banking & Trust Co.
3.63%, 09/16/25 (b)	1,000,000	1,010,627
Capital One Bank USA NA
2.25%, 02/13/19 (b)	1,000,000	996,347
3.38%, 02/15/23	250,000	245,027
Capital One Financial Corp.
4.75%, 07/15/21	800,000	867,582
4.20%, 10/29/25 (b)	1,000,000	989,317
Capital One NA
1.65%, 02/05/18 (b)	1,000,000	990,609
2.40%, 09/05/19 (b)	750,000	742,688
Citigroup, Inc.
1.85%, 11/24/17	300,000	299,695
1.80%, 02/05/18	650,000	647,841
2.15%, 07/30/18	500,000	499,940
2.50%, 09/26/18	500,000	504,673
2.40%, 02/18/20	1,000,000	989,261
2.65%, 10/26/20	2,000,000	1,986,058
3.30%, 04/27/25	1,500,000	1,476,067
5.50%, 09/13/25	500,000	543,775
4.45%, 09/29/27	500,000	497,815
4.65%, 07/30/45	500,000	509,446
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.38%, 08/04/25	250,000	254,759
5.25%, 05/24/41	1,500,000	1,716,835
5.25%, 08/04/45	500,000	525,952
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20 (c)	1,000,000	991,501
3.75%, 03/26/25 (c)	1,000,000	969,146
Credit Suisse USA, Inc.
4.38%, 08/05/20	1,250,000	1,343,040
3.63%, 09/09/24	300,000	302,695
Deutsche Bank AG
1.35%, 05/30/17	100,000	99,390
3.70%, 05/30/24	500,000	498,882
Fifth Third Bancorp
5.45%, 01/15/17	600,000	622,170
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	248,325
Goldman Sachs Group, Inc.
5.63%, 01/15/17	750,000	779,201
5.95%, 01/18/18	600,000	646,498
2.38%, 01/22/18	1,000,000	1,009,142
6.15%, 04/01/18	500,000	543,244
5.38%, 03/15/20	1,000,000	1,099,581
2.75%, 09/15/20 (b)	2,000,000	2,000,874
5.75%, 01/24/22	1,100,000	1,252,562
3.63%, 01/22/23	2,500,000	2,532,297
3.85%, 07/08/24 (b)	650,000	664,467
6.13%, 02/15/33	750,000	881,017
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.75%, 10/01/37	500,000	586,244
4.80%, 07/08/44 (b)	500,000	499,021
5.15%, 05/22/45	500,000	487,501
HSBC Bank USA NA
4.88%, 08/24/20	500,000	546,215
HSBC Holdings PLC
5.10%, 04/05/21	850,000	945,654
6.50%, 09/15/37	500,000	601,733
6.80%, 06/01/38	500,000	624,337
HSBC USA, Inc.
5.00%, 09/27/20	400,000	436,479
JPMorgan Chase & Co.
1.35%, 02/15/17	1,000,000	998,149
6.00%, 01/15/18	1,750,000	1,890,651
6.30%, 04/23/19 (h)	1,000,000	1,121,808
2.25%, 01/23/20 (b)	500,000	492,174
2.55%, 10/29/20 (b)	1,000,000	992,278
4.50%, 01/24/22	1,000,000	1,079,466
3.38%, 05/01/23	250,000	246,099
3.88%, 02/01/24	500,000	514,570
3.88%, 09/10/24	350,000	348,797
3.13%, 01/23/25 (b)	250,000	243,485
4.13%, 12/15/26	500,000	499,711
6.40%, 05/15/38	650,000	830,093
5.40%, 01/06/42 (h)	600,000	676,160
4.95%, 06/01/45	200,000	200,734
KeyCorp
2.30%, 12/13/18 (b)	500,000	501,088
Lloyds Bank PLC
4.20%, 03/28/17	500,000	515,520
2.30%, 11/27/18	250,000	251,167
2.35%, 09/05/19	200,000	200,153
6.38%, 01/21/21	500,000	587,784
Lloyds Banking Group PLC
4.50%, 11/04/24	500,000	508,484
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	250,000	247,013
Morgan Stanley
5.45%, 01/09/17	1,050,000	1,090,219
5.95%, 12/28/17	750,000	806,874
7.30%, 05/13/19 (h)	200,000	229,915
5.63%, 09/23/19	1,500,000	1,656,796
2.65%, 01/27/20	1,000,000	998,234
5.50%, 07/28/21	500,000	560,864
4.10%, 05/22/23	250,000	252,950
3.70%, 10/23/24	1,000,000	1,006,685
4.00%, 07/23/25	1,500,000	1,547,719
5.00%, 11/24/25	500,000	531,813
6.25%, 08/09/26	500,000	586,546
4.35%, 09/08/26	1,000,000	1,005,397
7.25%, 04/01/32	500,000	656,986
4.30%, 01/27/45	1,000,000	957,979
National Australia Bank Ltd.
3.00%, 01/20/23	250,000	249,446
PNC Bank NA
2.25%, 07/02/19 (b)	1,500,000	1,507,399
2.95%, 01/30/23 (b)	500,000	485,267
PNC Funding Corp.
5.63%, 02/01/17	300,000	311,969
See financial notes    37

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Rabobank Nederland
4.63%, 12/01/23	450,000	469,741
Regions Bank
6.45%, 06/26/37	250,000	291,822
Regions Financial Corp.
2.00%, 05/15/18 (b)	1,000,000	993,502
Royal Bank of Canada
1.20%, 09/19/17	250,000	248,923
2.20%, 07/27/18	750,000	756,525
2.15%, 03/15/19	1,250,000	1,254,240
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	500,000	555,210
Sumitomo Mitsui Banking Corp.
1.80%, 07/18/17	500,000	499,942
3.40%, 07/11/24	500,000	497,001
Svenska Handelsbanken AB
2.88%, 04/04/17	250,000	254,376
2.40%, 10/01/20	250,000	248,419
Synchrony Financial
3.00%, 08/15/19 (b)	1,750,000	1,749,055
4.50%, 07/23/25 (b)	500,000	499,776
Toronto-Dominion Bank
1.75%, 07/23/18	500,000	499,573
2.13%, 07/02/19	750,000	749,626
2.50%, 12/14/20	1,500,000	1,501,123
UBS AG
1.80%, 03/26/18	1,250,000	1,248,312
2.38%, 08/14/19	1,000,000	999,345
US Bancorp
3.00%, 03/15/22 (b)	100,000	102,132
Wachovia Corp.
5.75%, 02/01/18	500,000	540,205
5.50%, 08/01/35	250,000	278,345
Wells Fargo & Co.
2.63%, 12/15/16	450,000	456,175
1.40%, 09/08/17	1,500,000	1,498,657
1.50%, 01/16/18	500,000	498,019
2.13%, 04/22/19	500,000	500,843
2.60%, 07/22/20	1,150,000	1,147,787
3.45%, 02/13/23	500,000	501,649
4.10%, 06/03/26	500,000	505,335
5.38%, 02/07/35	1,500,000	1,720,878
Westpac Banking Corp.
4.88%, 11/19/19	400,000	436,094
		115,180,439
Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19	150,000	165,944
3.50%, 03/18/24	1,000,000	1,027,900
Invesco Finance plc
3.75%, 01/15/26	650,000	655,427
Jefferies Group LLC
5.13%, 01/20/23	700,000	695,502
6.25%, 01/15/36	150,000	139,327
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nomura Holdings, Inc.
2.75%, 03/19/19	750,000	754,621
6.70%, 03/04/20 (h)	250,000	288,555
		3,727,276
Finance Company 0.3%
Air Lease Corp.
5.63%, 04/01/17 (a)	1,200,000	1,248,000
2.63%, 09/04/18 (b)	500,000	494,545
3.38%, 01/15/19 (b)	200,000	201,500
GATX Corp.
1.25%, 03/04/17	100,000	99,027
5.20%, 03/15/44 (b)	500,000	478,957
GE Capital International Funding Co.
4.42%, 11/15/35 (c)	500,000	511,254
HSBC Finance Corp.
6.68%, 01/15/21	350,000	402,122
International Lease Finance Corp.
7.13%, 09/01/18 (c)	1,500,000	1,648,125
Synchrony Financial
3.75%, 08/15/21 (b)	400,000	400,064
4.25%, 08/15/24 (b)	500,000	494,111
		5,977,705
Insurance 1.1%
ACE INA Holdings, Inc.
2.70%, 03/13/23	500,000	488,892
4.35%, 11/03/45 (b)	750,000	763,999
Aflac, Inc.
2.65%, 02/15/17	300,000	304,000
3.63%, 06/15/23	500,000	518,136
Allstate Corp.
4.50%, 06/15/43	300,000	306,022
American International Group, Inc.
4.13%, 02/15/24	1,000,000	1,028,675
3.88%, 01/15/35 (b)	450,000	398,199
4.50%, 07/16/44 (b)	500,000	464,170
Anthem, Inc.
2.38%, 02/15/17	750,000	756,888
2.25%, 08/15/19	500,000	497,278
3.30%, 01/15/23	500,000	486,664
5.85%, 01/15/36	250,000	271,814
4.65%, 08/15/44 (b)	500,000	478,387
Aon Corp.
8.21%, 01/01/27	100,000	125,125
Assurant, Inc.
2.50%, 03/15/18	400,000	399,553
6.75%, 02/15/34	400,000	466,647
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	327,441
5.75%, 01/15/40	100,000	116,949
Berkshire Hathaway, Inc.
1.90%, 01/31/17	750,000	756,627
Chubb Corp.
6.00%, 05/11/37	250,000	307,062
38    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cigna Corp.
4.00%, 02/15/22 (b)	150,000	155,240
5.88%, 03/15/41 (b)	250,000	288,538
5.38%, 02/15/42 (b)	300,000	330,090
CNA Financial Corp.
7.35%, 11/15/19	250,000	288,323
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	1,000,000	1,099,698
5.95%, 10/15/36	300,000	346,201
6.63%, 03/30/40	250,000	309,993
6.10%, 10/01/41	350,000	407,660
4.30%, 04/15/43	750,000	700,760
MetLife, Inc.
3.60%, 04/10/24	1,000,000	1,027,096
5.70%, 06/15/35	500,000	578,955
Prudential Financial, Inc.
6.00%, 12/01/17	300,000	322,292
4.50%, 11/16/21	300,000	324,348
5.63%, 06/15/43 (a)(b)	200,000	205,000
The Progressive Corp.
3.70%, 01/26/45	300,000	272,210
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	180,219
6.25%, 06/15/37	750,000	950,177
UnitedHealth Group, Inc.
1.40%, 10/15/17	500,000	499,172
6.00%, 02/15/18	150,000	163,191
3.75%, 07/15/25	500,000	516,056
6.88%, 02/15/38	750,000	982,783
4.75%, 07/15/45	750,000	791,884
Unum Group
5.63%, 09/15/20	350,000	385,759
Voya Financial, Inc.
2.90%, 02/15/18	750,000	758,494
5.50%, 07/15/22	1,000,000	1,120,536
5.70%, 07/15/43	200,000	227,902
XLIT Ltd.
2.30%, 12/15/18	300,000	300,267
6.25%, 05/15/27	200,000	230,551
5.25%, 12/15/43	250,000	260,499
		23,286,422
Other Financial 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	201,473
		201,473
Real Estate Investment Trust 0.6%
Boston Properties LP
3.80%, 02/01/24 (b)	100,000	101,852
Brandywine Operating Partnership LP
3.95%, 02/15/23 (b)	750,000	731,246
DDR Corp.
3.63%, 02/01/25 (b)	200,000	189,084
Digital Realty Trust LP
5.88%, 02/01/20	250,000	275,866
5.25%, 03/15/21 (b)	250,000	270,258
Security Rate, Maturity Date	Face Amount ($)	Value ($)
ERP Operating LP
3.38%, 06/01/25 (b)	250,000	247,702
4.50%, 06/01/45 (b)	250,000	255,023
Essex Portfolio LP
3.88%, 05/01/24 (b)	500,000	500,439
3.50%, 04/01/25 (b)	500,000	481,948
Federal Realty Investment Trust
2.55%, 01/15/21 (b)	1,000,000	994,249
4.50%, 12/01/44 (b)	350,000	355,065
HCP, Inc.
6.70%, 01/30/18	100,000	108,790
2.63%, 02/01/20 (b)	300,000	295,658
5.38%, 02/01/21 (b)	150,000	163,517
3.40%, 02/01/25 (b)	300,000	279,981
Kilroy Realty LP
3.80%, 01/15/23 (b)	250,000	248,086
4.38%, 10/01/25 (b)	1,000,000	1,014,832
4.25%, 08/15/29 (b)	200,000	196,493
Kimco Realty Corp.
5.70%, 05/01/17	250,000	262,745
3.20%, 05/01/21 (b)	250,000	250,559
3.40%, 11/01/22 (b)	350,000	347,230
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	100,000	101,158
Prologis LP
2.75%, 02/15/19 (b)	300,000	303,356
4.25%, 08/15/23 (b)	800,000	843,086
Realty Income Corp.
3.88%, 07/15/24 (b)	1,150,000	1,130,157
Regency Centers LP
5.88%, 06/15/17	562,000	592,851
Simon Property Group LP
2.15%, 09/15/17 (b)	500,000	504,747
5.65%, 02/01/20 (b)	102,000	114,373
Ventas Realty LP
4.25%, 03/01/22 (b)	200,000	206,458
3.25%, 08/15/22 (b)	250,000	243,719
4.38%, 02/01/45 (b)	250,000	229,906
Welltower, Inc.
4.13%, 04/01/19 (b)	500,000	521,822
4.50%, 01/15/24 (b)	400,000	409,878
WP Carey, Inc.
4.00%, 02/01/25 (b)	400,000	383,360
		13,155,494
		161,528,809
Industrial 14.6%
Basic Industry 0.9%
Agrium, Inc.
6.75%, 01/15/19	250,000	279,038
3.50%, 06/01/23 (b)	500,000	478,064
4.13%, 03/15/35 (b)	1,500,000	1,279,984
5.25%, 01/15/45 (b)	250,000	233,875
Air Products & Chemicals, Inc.
4.38%, 08/21/19	125,000	133,596
See financial notes    39

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Airgas, Inc.
1.65%, 02/15/18 (b)	350,000	348,661
2.38%, 02/15/20 (b)	250,000	247,280
3.05%, 08/01/20 (b)	100,000	100,730
3.65%, 07/15/24 (b)	800,000	790,879
Albemarle Corp.
4.50%, 12/15/20 (b)	250,000	258,615
Barrick Gold Corp.
6.95%, 04/01/19	649,000	664,466
4.10%, 05/01/23	204,000	175,271
Barrick North America Finance LLC
4.40%, 05/30/21	500,000	449,490
5.70%, 05/30/41	250,000	168,062
5.75%, 05/01/43	300,000	217,601
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	350,000	329,188
3.85%, 09/30/23	250,000	237,094
5.00%, 09/30/43	300,000	270,601
CF Industries, Inc.
7.13%, 05/01/20	100,000	112,948
Dow Chemical Co.
8.55%, 05/15/19	500,000	589,763
3.00%, 11/15/22 (b)	250,000	239,696
4.25%, 10/01/34 (b)	500,000	452,667
5.25%, 11/15/41 (b)	200,000	195,632
Eastman Chemical Co.
2.70%, 01/15/20 (b)	350,000	346,871
3.60%, 08/15/22 (b)	100,000	99,668
Ecolab, Inc.
2.25%, 01/12/20	250,000	248,798
4.35%, 12/08/21	200,000	213,833
EI du Pont de Nemours & Co.
5.75%, 03/15/19	200,000	219,683
Glencore Canada Corp.
5.50%, 06/15/17	600,000	585,949
Goldcorp, Inc.
2.13%, 03/15/18	500,000	484,830
3.63%, 06/09/21 (b)	500,000	470,085
3.70%, 03/15/23 (b)	300,000	274,268
5.45%, 06/09/44 (b)	500,000	403,257
International Paper Co.
4.75%, 02/15/22 (b)	207,000	221,361
Kinross Gold Corp.
5.13%, 09/01/21 (b)	250,000	163,750
5.95%, 03/15/24 (b)	150,000	99,750
6.88%, 09/01/41 (b)	150,000	82,938
LYB International Finance BV
4.00%, 07/15/23	750,000	748,854
5.25%, 07/15/43	500,000	481,752
LyondellBasell Industries NV
5.00%, 04/15/19 (b)	650,000	691,956
6.00%, 11/15/21 (b)	250,000	280,958
Monsanto Co.
4.20%, 07/15/34 (b)	250,000	215,652
Mosaic Co.
4.25%, 11/15/23 (b)	250,000	248,016
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Newmont Mining Corp.
3.50%, 03/15/22 (b)	150,000	133,878
6.25%, 10/01/39	150,000	120,158
Nucor Corp.
4.13%, 09/15/22 (b)	250,000	254,761
5.20%, 08/01/43 (b)	300,000	273,205
Packaging Corp. of America
3.90%, 06/15/22 (b)	1,500,000	1,527,447
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/01/36	100,000	109,276
Rio Tinto Finance USA Ltd.
6.50%, 07/15/18	100,000	108,401
Rio Tinto Finance USA PLC
3.50%, 03/22/22 (b)	100,000	94,386
4.75%, 03/22/42 (b)	100,000	86,090
Southern Copper Corp.
5.38%, 04/16/20	250,000	260,530
5.25%, 11/08/42	100,000	72,612
Vale Overseas Ltd.
6.25%, 01/23/17	100,000	99,910
4.63%, 09/15/20	250,000	208,268
4.38%, 01/11/22	750,000	568,755
6.88%, 11/21/36	100,000	70,404
Vale S.A.
5.63%, 09/11/42	200,000	133,270
Valspar Corp.
4.20%, 01/15/22 (b)	100,000	102,080
WestRock RKT Co.
4.90%, 03/01/22	200,000	212,399
Weyerhaeuser Co.
7.38%, 03/15/32	100,000	119,296
		19,390,556
Capital Goods 1.3%
3M Co.
1.63%, 06/15/19	500,000	499,864
ABB Finance USA, Inc.
1.63%, 05/08/17	100,000	100,087
2.88%, 05/08/22	100,000	98,643
Avery Dennison Corp.
5.38%, 04/15/20	105,000	112,880
Boeing Co.
0.95%, 05/15/18	250,000	247,214
4.88%, 02/15/20	250,000	278,586
2.60%, 10/30/25 (b)	750,000	726,874
3.50%, 03/01/45 (b)	250,000	231,122
Caterpillar Financial Services Corp.
1.75%, 03/24/17	500,000	501,448
1.25%, 11/06/17	400,000	398,566
1.70%, 06/16/18	250,000	249,972
7.15%, 02/15/19	250,000	286,602
Caterpillar, Inc.
6.05%, 08/15/36	150,000	176,558
Deere & Co.
2.60%, 06/08/22 (b)	200,000	197,375
5.38%, 10/16/29	150,000	174,302
40    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Eaton Corp.
1.50%, 11/02/17	150,000	149,120
2.75%, 11/02/22	250,000	242,283
4.00%, 11/02/32	100,000	95,592
4.15%, 11/02/42	100,000	92,573
General Dynamics Corp.
1.00%, 11/15/17	300,000	299,170
General Electric Capital Corp.
4.38%, 09/16/20	500,000	543,135
3.45%, 05/15/24 (b)	1,000,000	1,034,921
5.88%, 01/14/38	500,000	613,000
General Electric Co.
5.25%, 12/06/17	700,000	747,585
2.70%, 10/09/22	900,000	897,052
3.38%, 03/11/24	600,000	621,611
4.13%, 10/09/42	200,000	195,826
4.50%, 03/11/44	400,000	412,647
Honeywell International, Inc.
5.00%, 02/15/19	1,000,000	1,095,514
Illinois Tool Works, Inc.
3.90%, 09/01/42 (b)	100,000	95,038
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (b)	500,000	493,161
John Deere Capital Corp.
5.50%, 04/13/17	200,000	210,595
1.55%, 12/15/17	450,000	450,370
1.35%, 01/16/18	200,000	199,255
1.75%, 08/10/18	500,000	500,319
1.70%, 01/15/20	750,000	731,161
3.90%, 07/12/21	500,000	530,005
L-3 Communications Corp.
4.95%, 02/15/21 (b)	500,000	515,774
Lockheed Martin Corp.
1.85%, 11/23/18	500,000	499,465
4.25%, 11/15/19 (h)	250,000	268,384
3.35%, 09/15/21	500,000	512,878
Northrop Grumman Corp.
3.50%, 03/15/21	500,000	516,795
3.25%, 08/01/23	1,000,000	1,001,343
4.75%, 06/01/43	500,000	516,607
3.85%, 04/15/45 (b)	250,000	225,591
Owens Corning
4.20%, 12/15/22 (b)	500,000	501,038
Packaging Corp. of America
3.65%, 09/15/24 (b)	500,000	486,839
Roper Technologies, Inc.
3.13%, 11/15/22 (b)	250,000	243,388
Textron, Inc.
5.95%, 09/21/21 (b)	200,000	224,072
3.88%, 03/01/25 (b)	250,000	245,588
Tyco International Finance S.A.
3.90%, 02/14/26 (b)	500,000	502,133
5.13%, 09/14/45 (b)	500,000	521,095
United Technologies Corp.
1.80%, 06/01/17	400,000	402,342
5.38%, 12/15/17	300,000	322,586
6.13%, 02/01/19	400,000	446,261
4.50%, 04/15/20	500,000	547,481
3.10%, 06/01/22	600,000	611,182
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.13%, 07/15/38	150,000	183,125
5.70%, 04/15/40	1,000,000	1,174,626
4.50%, 06/01/42	900,000	908,432
Valmont Industries, Inc.
5.00%, 10/01/44 (b)	200,000	175,136
Waste Management, Inc.
6.10%, 03/15/18	100,000	109,059
4.10%, 03/01/45 (b)	500,000	466,930
		26,658,176
Communications 2.5%
21st Century Fox America, Inc.
6.90%, 03/01/19	180,000	204,597
4.00%, 10/01/23	400,000	413,851
6.15%, 03/01/37	200,000	223,644
6.15%, 02/15/41	350,000	394,627
America Movil S.A.B. de C.V.
3.13%, 07/16/22	200,000	197,099
6.13%, 03/30/40	500,000	553,673
4.38%, 07/16/42	500,000	444,261
American Tower Corp.
3.40%, 02/15/19	750,000	769,908
5.05%, 09/01/20	250,000	270,173
5.00%, 02/15/24	100,000	106,029
AT&T Mobility LLC
7.13%, 12/15/31	50,000	60,840
AT&T, Inc.
1.40%, 12/01/17	750,000	746,879
5.50%, 02/01/18	400,000	427,806
5.80%, 02/15/19	200,000	220,809
2.45%, 06/23/20 (b)	500,000	492,931
3.00%, 02/15/22	350,000	343,572
3.40%, 05/15/25 (b)	1,000,000	962,993
6.15%, 09/15/34	700,000	748,331
4.50%, 05/15/35 (b)	1,000,000	927,763
5.35%, 09/01/40	250,000	247,767
5.55%, 08/15/41	750,000	756,225
4.30%, 12/15/42 (b)	750,000	643,263
4.35%, 06/15/45 (b)	200,000	171,755
4.75%, 05/15/46 (b)	500,000	459,559
CBS Corp.
5.50%, 05/15/33	300,000	297,170
4.90%, 08/15/44 (b)	400,000	365,304
4.60%, 01/15/45 (b)	250,000	215,272
CC Holdings GS V LLC
3.85%, 04/15/23	200,000	196,591
CCO Safari II LLC
4.91%, 07/23/25 (b)(c)	2,000,000	2,001,074
6.38%, 10/23/35 (b)(c)	500,000	506,284
6.48%, 10/23/45 (b)(c)	500,000	502,130
Comcast Corp.
6.50%, 01/15/17	350,000	368,470
5.15%, 03/01/20	500,000	558,981
6.95%, 08/15/37	350,000	457,563
4.65%, 07/15/42	500,000	509,967
4.60%, 08/15/45 (b)	1,000,000	1,014,964
DIRECTV Holdings LLC
5.88%, 10/01/19	400,000	446,830
4.60%, 02/15/21 (b)	500,000	530,162
See financial notes    41

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.00%, 03/01/21	250,000	269,913
4.45%, 04/01/24 (b)	500,000	514,406
3.95%, 01/15/25 (b)	250,000	246,916
6.00%, 08/15/40 (b)	1,000,000	1,026,624
5.15%, 03/15/42	400,000	374,230
Discovery Communications LLC
3.45%, 03/15/25 (b)	500,000	453,513
Embarq Corp.
8.00%, 06/01/36	1,250,000	1,290,625
Grupo Televisa S.A.B.
6.00%, 05/15/18	200,000	214,377
6.63%, 01/15/40	500,000	521,858
5.00%, 05/13/45 (b)	250,000	216,201
6.13%, 01/31/46 (b)	750,000	749,325
NBCUniversal Media LLC
5.15%, 04/30/20	1,000,000	1,117,229
4.38%, 04/01/21 (h)	1,750,000	1,902,243
5.95%, 04/01/41	350,000	419,454
Omnicom Group, Inc.
4.45%, 08/15/20	250,000	266,891
3.65%, 11/01/24 (b)	250,000	248,099
Qwest Corp.
6.75%, 12/01/21	350,000	367,500
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	250,000	243,120
3.63%, 12/15/25 (b)	500,000	492,822
5.00%, 03/15/44 (b)	500,000	505,266
TCI Communications, Inc.
7.13%, 02/15/28	300,000	388,453
Telefonica Emisiones S.A.U.
6.22%, 07/03/17	150,000	159,471
5.13%, 04/27/20	250,000	273,229
5.46%, 02/16/21	250,000	279,718
4.57%, 04/27/23	150,000	157,493
7.05%, 06/20/36	150,000	180,788
Telefonos de Mexico S.A.B. de C.V.
5.50%, 11/15/19	600,000	656,511
Time Warner Cable, Inc.
4.13%, 02/15/21 (b)	500,000	511,097
Time Warner, Inc.
2.10%, 06/01/19	750,000	746,480
4.75%, 03/29/21	300,000	322,842
3.55%, 06/01/24 (b)	400,000	393,204
7.63%, 04/15/31	100,000	124,034
7.70%, 05/01/32	200,000	250,259
6.50%, 11/15/36	250,000	283,182
Verizon Communications, Inc.
1.35%, 06/09/17	750,000	748,097
3.65%, 09/14/18	650,000	680,135
6.35%, 04/01/19	500,000	562,933
4.50%, 09/15/20	500,000	537,773
4.60%, 04/01/21	500,000	538,045
3.00%, 11/01/21 (b)	500,000	499,256
5.15%, 09/15/23	1,250,000	1,376,359
4.15%, 03/15/24 (b)	1,000,000	1,029,395
3.50%, 11/01/24 (b)	1,000,000	989,559
7.75%, 12/01/30	100,000	128,343
6.40%, 09/15/33	750,000	856,815
4.40%, 11/01/34 (b)	2,200,000	2,036,093
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.85%, 09/15/35	500,000	536,308
6.55%, 09/15/43	500,000	595,671
4.52%, 09/15/48	388,000	348,387
5.01%, 08/21/54	300,000	275,789
Viacom, Inc.
2.50%, 12/15/16	500,000	501,152
4.50%, 03/01/21	1,000,000	1,033,543
4.25%, 09/01/23 (b)	150,000	145,251
3.88%, 04/01/24 (b)	400,000	375,466
6.88%, 04/30/36	200,000	198,657
Vodafone Group PLC
1.50%, 02/19/18	500,000	494,702
2.95%, 02/19/23	1,000,000	938,572
Walt Disney Co.
1.10%, 12/01/17	250,000	249,280
2.35%, 12/01/22	1,250,000	1,235,126
3.15%, 09/17/25	800,000	809,701
		52,646,898
Consumer Cyclical 1.8%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (b)	250,000	242,919
4.50%, 11/28/34 (b)	500,000	481,407
Amazon.com, Inc.
2.50%, 11/29/22 (b)	400,000	387,593
3.80%, 12/05/24 (b)	500,000	521,089
4.95%, 12/05/44 (b)	500,000	534,550
AutoZone, Inc.
3.70%, 04/15/22 (b)	500,000	509,368
3.25%, 04/15/25 (b)	500,000	484,400
Carnival Corp.
1.88%, 12/15/17	1,500,000	1,498,579
3.95%, 10/15/20	350,000	365,979
Costco Wholesale Corp.
1.70%, 12/15/19	500,000	496,064
1.75%, 02/15/20	500,000	496,254
CVS Health Corp.
5.75%, 06/01/17	500,000	529,581
2.25%, 08/12/19 (b)	250,000	249,886
4.75%, 05/18/20 (b)	500,000	538,864
3.38%, 08/12/24 (b)	250,000	247,874
3.88%, 07/20/25 (b)	500,000	511,282
5.30%, 12/05/43 (b)	200,000	215,616
5.13%, 07/20/45 (b)	500,000	528,748
Delphi Corp.
5.00%, 02/15/23 (b)	300,000	318,150
4.15%, 03/15/24 (b)	150,000	151,401
eBay, Inc.
1.35%, 07/15/17	500,000	496,230
Ford Motor Co.
7.45%, 07/16/31	425,000	525,747
4.75%, 01/15/43	600,000	567,671
Ford Motor Credit Co. LLC
6.63%, 08/15/17	1,450,000	1,546,116
2.15%, 01/09/18	750,000	747,590
2.38%, 01/16/18	500,000	499,052
4.13%, 08/04/25	1,000,000	998,370
42    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Gap, Inc.
5.95%, 04/12/21 (b)	450,000	476,588
General Motors Co.
3.50%, 10/02/18	250,000	253,135
6.25%, 10/02/43	250,000	265,027
Home Depot, Inc.
2.00%, 06/15/19 (b)	500,000	503,747
3.75%, 02/15/24 (b)	500,000	532,831
5.88%, 12/16/36	700,000	854,839
4.88%, 02/15/44 (b)	100,000	110,388
Host Hotels & Resorts LP
3.75%, 10/15/23 (b)	250,000	241,435
Johnson Controls, Inc.
3.63%, 07/02/24 (b)	500,000	483,558
6.00%, 01/15/36	500,000	523,447
4.63%, 07/02/44 (b)	200,000	170,119
Lowe's Cos., Inc.
3.12%, 04/15/22 (b)	750,000	767,618
3.38%, 09/15/25 (b)	1,000,000	1,016,518
Macy's Retail Holdings, Inc.
5.90%, 12/01/16	210,000	217,947
2.88%, 02/15/23 (b)	200,000	181,536
5.13%, 01/15/42 (b)	300,000	258,742
Marriott International, Inc.
6.38%, 06/15/17	250,000	267,315
3.00%, 03/01/19 (b)	200,000	202,862
3.13%, 10/15/21 (b)	200,000	199,911
McDonald's Corp.
5.30%, 03/15/17 (h)	86,000	89,630
5.35%, 03/01/18	150,000	160,698
2.75%, 12/09/20 (b)	500,000	500,227
3.38%, 05/26/25 (b)	350,000	343,531
4.88%, 12/09/45 (b)	250,000	252,506
NIKE, Inc.
2.25%, 05/01/23 (b)	100,000	97,785
3.63%, 05/01/43 (b)	50,000	46,459
Nordstrom, Inc.
4.00%, 10/15/21 (b)	300,000	317,367
QVC, Inc.
4.38%, 03/15/23	1,000,000	950,588
5.45%, 08/15/34 (b)	200,000	173,483
Starbucks Corp.
2.70%, 06/15/22 (b)	500,000	500,594
3.85%, 10/01/23 (b)	300,000	318,619
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	100,000	109,468
3.75%, 03/15/25 (b)	1,000,000	980,776
4.50%, 10/01/34 (b)	250,000	226,054
Target Corp.
6.00%, 01/15/18	500,000	545,107
2.30%, 06/26/19	500,000	506,047
3.50%, 07/01/24	250,000	259,704
Toyota Motor Credit Corp.
1.45%, 01/12/18	500,000	499,198
1.55%, 07/13/18	2,500,000	2,495,015
3.40%, 09/15/21	1,350,000	1,399,980
Visa, Inc.
4.15%, 12/14/35 (b)	500,000	505,796
4.30%, 12/14/45 (b)	750,000	762,829
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wal-Mart Stores, Inc.
3.25%, 10/25/20	500,000	527,281
2.55%, 04/11/23 (b)	700,000	691,018
5.25%, 09/01/35	550,000	627,689
6.50%, 08/15/37	500,000	647,065
6.20%, 04/15/38	700,000	879,476
4.00%, 04/11/43 (b)	500,000	486,735
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (b)	250,000	242,993
4.80%, 11/18/44 (b)	600,000	544,769
Wyndham Worldwide Corp.
5.63%, 03/01/21	100,000	107,650
		39,014,080
Consumer Non-Cyclical 3.5%
AbbVie, Inc.
1.75%, 11/06/17	700,000	698,955
2.00%, 11/06/18	700,000	697,360
2.90%, 11/06/22	500,000	484,461
3.20%, 11/06/22 (b)	300,000	295,749
4.50%, 05/14/35 (b)	1,000,000	982,726
4.40%, 11/06/42	1,000,000	937,490
Actavis Funding SCS
3.85%, 06/15/24 (b)	500,000	501,765
4.75%, 03/15/45 (b)	500,000	489,421
Allergan, Inc.
2.80%, 03/15/23 (b)	1,150,000	1,084,826
Altria Group, Inc.
9.25%, 08/06/19	250,000	306,235
4.75%, 05/05/21	500,000	543,152
2.85%, 08/09/22	600,000	585,799
2.95%, 05/02/23	800,000	779,596
4.25%, 08/09/42	200,000	184,213
Amgen, Inc.
5.85%, 06/01/17	700,000	740,470
3.88%, 11/15/21 (b)	500,000	521,593
5.15%, 11/15/41 (b)	500,000	509,419
Anheuser-Busch InBev Finance, Inc.
1.13%, 01/27/17	500,000	499,072
2.15%, 02/01/19	400,000	397,864
3.70%, 02/01/24	200,000	204,255
4.63%, 02/01/44	350,000	348,694
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/17	500,000	498,450
7.75%, 01/15/19	500,000	578,205
6.88%, 11/15/19	350,000	404,826
5.00%, 04/15/20	250,000	273,806
AstraZeneca PLC
2.38%, 11/16/20	500,000	496,997
6.45%, 09/15/37	150,000	190,297
Baxalta, Inc.
2.00%, 06/22/18 (c)	1,000,000	990,329
2.88%, 06/23/20 (b)(c)	1,250,000	1,235,770
4.00%, 06/23/25 (b)(c)	1,750,000	1,735,193
5.25%, 06/23/45 (b)(c)	1,000,000	1,005,608
Baxter International, Inc.
5.38%, 06/01/18	1,000,000	1,074,008
See financial notes    43

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Biogen, Inc.
4.05%, 09/15/25 (b)	500,000	503,248
Boston Scientific Corp.
6.00%, 01/15/20	150,000	166,712
4.13%, 10/01/23 (b)	100,000	101,342
Bottling Group LLC
5.13%, 01/15/19	500,000	547,864
Bristol-Myers Squibb Co.
3.25%, 08/01/42	100,000	86,814
Campbell Soup Co.
2.50%, 08/02/22	350,000	332,537
Cardinal Health, Inc.
1.90%, 06/15/17	400,000	401,308
1.70%, 03/15/18	750,000	748,364
1.95%, 06/15/18	250,000	249,497
3.75%, 09/15/25 (b)	250,000	254,305
4.90%, 09/15/45 (b)	500,000	508,500
Celgene Corp.
2.30%, 08/15/18	750,000	755,699
2.88%, 08/17/20	1,000,000	993,525
3.55%, 08/15/22	1,000,000	1,011,200
3.63%, 05/15/24 (b)	700,000	689,680
4.63%, 05/15/44 (b)	300,000	284,465
5.00%, 08/15/45 (b)	250,000	251,934
Colgate-Palmolive Co.
2.63%, 05/01/17	100,000	102,023
1.75%, 03/15/19	500,000	501,346
3.25%, 03/15/24	200,000	208,126
ConAgra Foods, Inc.
3.20%, 01/25/23 (b)	1,000,000	963,530
Delhaize Group S.A.
5.70%, 10/01/40	750,000	774,257
Diageo Capital PLC
5.75%, 10/23/17	300,000	322,231
1.13%, 04/29/18	200,000	196,839
5.88%, 09/30/36	150,000	175,860
Dr Pepper Snapple Group, Inc.
3.20%, 11/15/21 (b)	1,500,000	1,508,578
Eli Lilly & Co.
1.25%, 03/01/18	500,000	498,927
3.70%, 03/01/45 (b)	500,000	468,926
Express Scripts Holding Co.
2.25%, 06/15/19	500,000	497,463
3.50%, 06/15/24 (b)	250,000	246,744
6.13%, 11/15/41	750,000	855,233
General Mills, Inc.
5.40%, 06/15/40	500,000	547,564
Genzyme Corp.
5.00%, 06/15/20	250,000	277,085
Gilead Sciences, Inc.
1.85%, 09/04/18	250,000	251,186
2.05%, 04/01/19	1,000,000	1,002,316
2.50%, 09/01/20	500,000	500,137
4.40%, 12/01/21 (b)	350,000	378,326
3.70%, 04/01/24 (b)	400,000	410,151
3.50%, 02/01/25 (b)	500,000	504,741
5.65%, 12/01/41 (b)	200,000	228,348
4.80%, 04/01/44 (b)	350,000	352,185
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 02/01/45 (b)	250,000	245,128
4.78%, 03/01/46 (b)	750,000	760,834
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	150,000	163,536
2.85%, 05/08/22	150,000	151,296
Hasbro, Inc.
6.30%, 09/15/17	100,000	107,096
6.35%, 03/15/40	450,000	491,797
JM Smucker Co.
3.50%, 03/15/25	750,000	747,394
Johnson & Johnson
5.55%, 08/15/17	250,000	267,415
Kimberly-Clark Corp.
3.63%, 08/01/20	500,000	529,429
6.63%, 08/01/37	100,000	130,823
5.30%, 03/01/41	200,000	225,229
Koninklijke Philips N.V.
5.00%, 03/15/42	100,000	96,285
Kraft Foods Group, Inc.
5.38%, 02/10/20	1,000,000	1,095,953
3.50%, 06/06/22	1,500,000	1,518,586
5.00%, 06/04/42	1,000,000	1,010,581
Kraft Heinz Foods Co.
5.20%, 07/15/45 (b)	500,000	524,445
Lorillard Tobacco Co.
2.30%, 08/21/17	1,000,000	1,008,184
McKesson Corp.
2.28%, 03/15/19	300,000	299,039
3.80%, 03/15/24 (b)	500,000	503,470
Medtronic, Inc.
2.50%, 03/15/20	750,000	755,770
3.63%, 03/15/24 (b)	200,000	205,066
3.50%, 03/15/25	1,000,000	1,009,353
4.00%, 04/01/43 (b)	300,000	279,064
4.63%, 03/15/45	750,000	775,468
Merck & Co., Inc.
3.88%, 01/15/21 (b)	500,000	536,395
3.70%, 02/10/45 (b)	500,000	462,919
Molson Coors Brewing Co.
3.50%, 05/01/22	200,000	201,383
Mondelez International, Inc.
2.25%, 02/01/19 (b)	500,000	500,185
4.00%, 02/01/24 (b)	400,000	413,008
6.88%, 02/01/38	500,000	608,684
Newell Rubbermaid, Inc.
2.88%, 12/01/19 (b)	400,000	386,223
4.70%, 08/15/20	150,000	154,182
Novartis Capital Corp.
4.40%, 04/24/20 (h)	100,000	109,622
3.00%, 11/20/25 (b)	1,000,000	988,130
PepsiCo, Inc.
1.25%, 08/13/17	250,000	250,132
2.25%, 01/07/19 (b)	750,000	760,396
3.60%, 03/01/24 (b)	500,000	523,632
4.88%, 11/01/40	200,000	214,170
4.60%, 07/17/45 (b)	500,000	530,367
Perrigo Finance plc
3.90%, 12/15/24 (b)	500,000	483,325
44    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Pfizer, Inc.
6.20%, 03/15/19 (h)	225,000	253,235
4.40%, 05/15/44	500,000	509,012
Philip Morris International, Inc.
1.13%, 08/21/17	100,000	99,879
4.50%, 03/26/20	250,000	272,396
2.90%, 11/15/21	1,000,000	1,012,767
2.50%, 08/22/22	100,000	98,070
6.38%, 05/16/38	650,000	821,450
4.25%, 11/10/44	200,000	193,620
Procter & Gamble Co.
4.70%, 02/15/19	650,000	708,551
5.55%, 03/05/37	100,000	121,768
Quest Diagnostics, Inc.
4.75%, 01/15/20	400,000	424,387
2.50%, 03/30/20 (b)	500,000	493,692
4.25%, 04/01/24 (b)	500,000	515,802
3.50%, 03/30/25 (b)	1,000,000	968,000
4.70%, 03/30/45 (b)	500,000	449,400
Reynolds American, Inc.
6.75%, 06/15/17	100,000	106,788
3.25%, 11/01/22	100,000	99,027
4.45%, 06/12/25 (b)	500,000	523,901
5.85%, 08/15/45 (b)	500,000	557,914
Sanofi
1.25%, 04/10/18	100,000	99,618
4.00%, 03/29/21	150,000	160,710
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	40,000	38,353
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	14,000	15,352
The Coca-Cola Co.
3.15%, 11/15/20	1,000,000	1,047,485
2.88%, 10/27/25	500,000	493,554
The Kroger Co.
3.85%, 08/01/23 (b)	350,000	361,424
7.50%, 04/01/31 (h)	100,000	127,684
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	53,039
3.60%, 08/15/21 (b)	50,000	50,834
4.15%, 02/01/24 (b)	200,000	208,083
5.30%, 02/01/44 (b)	200,000	214,498
Unilever Capital Corp.
4.25%, 02/10/21	300,000	327,964
Wyeth LLC
5.95%, 04/01/37	500,000	595,659
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	1,000,000	994,379
2.70%, 04/01/20 (b)	500,000	494,207
4.25%, 08/15/35 (b)	500,000	467,641
Zoetis, Inc.
3.25%, 02/01/23 (b)	250,000	239,084
4.70%, 02/01/43 (b)	100,000	87,613
		74,266,554
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Energy 2.4%
Anadarko Petroleum Corp.
6.38%, 09/15/17	200,000	209,809
6.45%, 09/15/36	500,000	483,276
Apache Corp.
6.90%, 09/15/18	100,000	109,930
3.25%, 04/15/22 (b)	1,500,000	1,430,659
6.00%, 01/15/37	500,000	484,331
4.75%, 04/15/43 (b)	600,000	503,176
Baker Hughes, Inc.
3.20%, 08/15/21 (b)	300,000	298,299
BP Capital Markets PLC
1.85%, 05/05/17	1,000,000	1,004,987
4.75%, 03/10/19	250,000	267,448
2.32%, 02/13/20	750,000	739,375
4.50%, 10/01/20	300,000	321,289
4.74%, 03/11/21	1,000,000	1,099,034
3.06%, 03/17/22	500,000	490,352
3.25%, 05/06/22	200,000	197,676
Buckeye Partners LP
4.35%, 10/15/24 (b)	300,000	252,740
Cameron International Corp.
4.00%, 12/15/23 (b)	500,000	503,047
Canadian Natural Resources Ltd.
5.70%, 05/15/17	300,000	306,508
3.80%, 04/15/24 (b)	150,000	132,653
6.25%, 03/15/38	100,000	91,278
Chevron Corp.
1.10%, 12/05/17 (b)	500,000	496,702
1.72%, 06/24/18 (b)	1,000,000	995,250
3.19%, 06/24/23 (b)	400,000	402,514
Cimarex Energy Co.
5.88%, 05/01/22 (b)	750,000	719,045
Conoco, Inc.
6.95%, 04/15/29	200,000	229,386
ConocoPhillips
5.20%, 05/15/18	250,000	265,613
6.50%, 02/01/39	350,000	369,506
Devon Energy Corp.
2.25%, 12/15/18 (b)	500,000	456,649
Dominion Gas Holdings LLC
4.80%, 11/01/43 (b)	100,000	95,853
Enbridge, Inc.
4.50%, 06/10/44 (b)	150,000	102,653
Encana Corp.
6.50%, 05/15/19	150,000	146,355
3.90%, 11/15/21 (b)	200,000	165,292
6.50%, 02/01/38	175,000	140,401
Energy Transfer Partners LP
4.15%, 10/01/20 (b)	500,000	461,732
4.65%, 06/01/21 (b)	1,000,000	939,945
5.20%, 02/01/22 (b)	1,000,000	935,443
4.75%, 01/15/26 (b)	1,000,000	842,686
4.90%, 03/15/35 (b)	500,000	364,557
6.63%, 10/15/36	200,000	173,649
7.50%, 07/01/38	100,000	92,602
6.50%, 02/01/42 (b)	1,000,000	815,557
6.13%, 12/15/45 (b)	500,000	408,032
See financial notes    45

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
EnLink Midstream Partners LP
2.70%, 04/01/19 (b)	1,750,000	1,597,928
5.05%, 04/01/45 (b)	500,000	310,941
Ensco PLC
4.70%, 03/15/21	500,000	403,031
4.50%, 10/01/24 (b)	150,000	103,427
5.75%, 10/01/44 (b)	400,000	264,395
Enterprise Products Operating LLC
6.30%, 09/15/17	100,000	105,229
2.55%, 10/15/19 (b)	500,000	479,782
3.90%, 02/15/24 (b)	400,000	373,840
3.75%, 02/15/25 (b)	150,000	137,465
6.65%, 10/15/34	250,000	254,618
4.85%, 03/15/44 (b)	100,000	81,243
EOG Resources, Inc.
5.63%, 06/01/19	500,000	548,916
2.63%, 03/15/23 (b)	750,000	711,209
3.90%, 04/01/35 (b)	500,000	458,683
Exxon Mobil Corp.
3.57%, 03/06/45 (b)	500,000	471,170
Halliburton Co.
6.15%, 09/15/19	125,000	140,756
2.70%, 11/15/20 (b)	500,000	494,559
5.00%, 11/15/45 (b)	500,000	495,411
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	1,750,000	1,754,039
Hess Corp.
8.13%, 02/15/19	200,000	226,833
7.30%, 08/15/31	150,000	149,267
7.13%, 03/15/33	600,000	586,109
Husky Energy, Inc.
7.25%, 12/15/19	200,000	221,092
3.95%, 04/15/22 (b)	1,000,000	928,202
6.80%, 09/15/37	500,000	496,708
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	269,009
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	100,000	102,580
6.85%, 02/15/20 (h)	50,000	51,762
4.30%, 05/01/24 (b)	300,000	258,379
5.80%, 03/15/35	100,000	80,653
5.00%, 08/15/42 (b)	100,000	74,015
4.70%, 11/01/42 (b)	300,000	211,775
5.40%, 09/01/44 (b)	400,000	303,234
Kinder Morgan, Inc.
7.25%, 06/01/18	750,000	779,209
4.30%, 06/01/25 (b)	250,000	216,405
5.55%, 06/01/45 (b)	700,000	548,160
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	100,000	73,953
Marathon Oil Corp.
2.80%, 11/01/22 (b)	300,000	239,490
6.60%, 10/01/37	200,000	172,049
Marathon Petroleum Corp.
5.13%, 03/01/21 (h)	250,000	262,693
4.75%, 09/15/44 (b)	250,000	205,075
MPLX LP
4.00%, 02/15/25 (b)	250,000	210,503
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Murphy Oil Corp.
5.13%, 12/01/42 (b)	200,000	123,401
Nabors Industries, Inc.
6.15%, 02/15/18	200,000	203,036
Nexen, Inc.
5.88%, 03/10/35	300,000	327,119
Nisource Finance Corp.
3.85%, 02/15/23 (b)	100,000	102,095
Noble Energy, Inc.
6.00%, 03/01/41 (b)	250,000	216,192
5.25%, 11/15/43 (b)	400,000	323,743
Noble Holding International Ltd.
5.95%, 04/01/25 (b)	250,000	172,737
Occidental Petroleum Corp.
1.75%, 02/15/17	500,000	501,082
4.10%, 02/01/21 (b)	100,000	104,987
Phillips 66
4.88%, 11/15/44 (b)	1,000,000	895,429
Phillips 66 Partners LP
3.61%, 02/15/25 (b)	500,000	430,928
Pioneer Natural Resources Co.
6.65%, 03/15/17	350,000	361,465
7.50%, 01/15/20	250,000	265,757
7.20%, 01/15/28	220,000	235,878
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	98,994
3.65%, 06/01/22 (b)	200,000	171,867
3.85%, 10/15/23 (b)	150,000	126,418
6.65%, 01/15/37	100,000	88,571
Shell International Finance BV
4.30%, 09/22/19	100,000	106,672
3.25%, 05/11/25	1,500,000	1,466,884
6.38%, 12/15/38	500,000	593,008
4.55%, 08/12/43	250,000	243,948
4.38%, 05/11/45	500,000	473,932
Southern Natural Gas Co.
5.90%, 04/01/17 (c)	150,000	152,573
Spectra Energy Capital LLC
6.20%, 04/15/18	350,000	370,644
5.65%, 03/01/20	300,000	315,490
Spectra Energy Partners LP
4.75%, 03/15/24 (b)	100,000	97,030
5.95%, 09/25/43 (b)	600,000	574,822
Suncor Energy, Inc.
6.10%, 06/01/18	1,000,000	1,076,162
5.95%, 12/01/34	250,000	251,194
6.50%, 06/15/38	150,000	160,983
Tosco Corp.
7.80%, 01/01/27	150,000	183,437
Total Capital International S.A.
2.88%, 02/17/22	500,000	497,624
3.75%, 04/10/24	500,000	508,744
TransCanada PipeLines Ltd.
1.88%, 01/12/18	750,000	747,406
4.63%, 03/01/34 (b)	100,000	94,831
7.63%, 01/15/39	100,000	122,947
46    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Valero Energy Corp.
6.13%, 06/15/17	750,000	789,919
9.38%, 03/15/19	500,000	591,132
4.90%, 03/15/45	500,000	418,415
Western Gas Partners LP
3.95%, 06/01/25 (b)	500,000	420,409
Williams Cos., Inc.
7.88%, 09/01/21	300,000	270,299
5.75%, 06/24/44 (b)	350,000	208,339
Williams Partners LP
7.25%, 02/01/17	550,000	560,998
5.25%, 03/15/20	250,000	232,400
3.60%, 03/15/22 (b)	100,000	78,746
		50,757,773
Other Industrial 0.0%
Cintas Corp. No. 2
3.25%, 06/01/22 (b)	500,000	503,042
		503,042
Technology 1.6%
Analog Devices, Inc.
3.90%, 12/15/25 (b)	250,000	252,694
5.30%, 12/15/45 (b)	500,000	516,278
Apple, Inc.
1.05%, 05/05/17	500,000	500,392
1.00%, 05/03/18	1,000,000	992,216
2.85%, 05/06/21	1,000,000	1,024,858
2.40%, 05/03/23	1,000,000	975,341
3.85%, 05/03/43	1,000,000	923,573
3.45%, 02/09/45	500,000	431,600
4.38%, 05/13/45	1,000,000	1,012,215
Applied Materials, Inc.
2.63%, 10/01/20 (b)	250,000	249,879
Arrow Electronics, Inc.
4.50%, 03/01/23 (b)	200,000	202,355
Broadcom Corp.
3.50%, 08/01/24 (b)	500,000	501,933
Cisco Systems, Inc.
1.10%, 03/03/17	750,000	750,761
4.45%, 01/15/20	350,000	381,032
3.63%, 03/04/24	250,000	261,095
3.50%, 06/15/25	250,000	257,502
5.90%, 02/15/39	100,000	122,226
EMC Corp.
2.65%, 06/01/20	500,000	444,373
Fidelity National Information Services, Inc.
2.85%, 10/15/18	300,000	301,259
3.50%, 04/15/23 (b)	300,000	286,897
5.00%, 10/15/25 (b)	500,000	514,715
Fiserv, Inc.
4.63%, 10/01/20	750,000	801,774
3.85%, 06/01/25 (b)	250,000	250,127
Flextronics International Ltd.
4.75%, 06/15/25 (b)(c)	500,000	488,125
Google, Inc.
3.38%, 02/25/24	100,000	105,370
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Harris Corp.
6.15%, 12/15/40	150,000	164,783
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (b)(c)	500,000	501,684
4.40%, 10/15/22 (b)(c)	1,000,000	997,613
4.90%, 10/15/25 (b)(c)	750,000	736,872
6.20%, 10/15/35 (b)(c)	750,000	724,734
6.35%, 10/15/45 (b)(c)	250,000	238,104
Ingram Micro, Inc.
5.00%, 08/10/22 (b)	250,000	252,575
4.95%, 12/15/24 (b)	100,000	99,810
Intel Corp.
3.70%, 07/29/25 (b)	1,000,000	1,035,576
4.25%, 12/15/42 (h)	250,000	241,565
International Business Machines Corp.
5.70%, 09/14/17	500,000	536,422
3.38%, 08/01/23	150,000	152,467
3.63%, 02/12/24	750,000	772,876
4.00%, 06/20/42	500,000	468,809
KLA-Tencor Corp.
4.65%, 11/01/24 (b)	500,000	503,960
Lam Research Corp.
3.80%, 03/15/25 (b)	500,000	471,526
Microsoft Corp.
1.30%, 11/03/18	500,000	499,314
1.63%, 12/06/18	1,000,000	1,006,806
2.00%, 11/03/20 (b)	1,000,000	1,000,968
4.50%, 10/01/40 (h)	100,000	104,216
5.30%, 02/08/41	500,000	577,260
4.45%, 11/03/45 (b)	500,000	516,890
NetApp, Inc.
2.00%, 12/15/17	500,000	496,883
Oracle Corp.
2.25%, 10/08/19	500,000	505,490
2.80%, 07/08/21	1,000,000	1,013,677
3.40%, 07/08/24 (b)	650,000	660,754
2.95%, 05/15/25 (b)	500,000	487,687
4.30%, 07/08/34 (b)	400,000	398,680
6.13%, 07/08/39	750,000	908,731
Pitney Bowes, Inc.
4.63%, 03/15/24 (b)	350,000	343,472
QUALCOMM, Inc.
3.45%, 05/20/25 (b)	500,000	480,148
4.80%, 05/20/45 (b)	500,000	445,243
Seagate HDD Cayman
3.75%, 11/15/18	800,000	794,533
4.75%, 06/01/23	750,000	657,451
4.75%, 01/01/25	500,000	417,079
5.75%, 12/01/34 (b)(c)	500,000	350,749
Verisk Analytics, Inc.
4.00%, 06/15/25 (b)	500,000	486,594
Xerox Corp.
2.75%, 03/15/19	300,000	294,838
2.75%, 09/01/20	500,000	471,484
		33,366,913
See financial notes    47

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Transportation 0.6%
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 05/01/27	734,836	709,116
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	151,538
3.85%, 09/01/23 (b)	400,000	416,120
5.05%, 03/01/41 (b)	500,000	519,211
4.55%, 09/01/44 (b)	400,000	387,661
Canadian National Railway Co.
2.95%, 11/21/24 (b)	150,000	148,040
4.50%, 11/07/43 (b)	300,000	320,526
Canadian Pacific Railway Co.
4.50%, 01/15/22	500,000	532,482
5.75%, 01/15/42	250,000	272,159
Continental Airlines 2010-1 Class A Pass Through Trust
4.75%, 07/12/22	384,034	399,856
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/25	87,695	89,975
CSX Corp.
4.25%, 06/01/21 (b)	150,000	158,822
4.10%, 03/15/44 (b)	100,000	90,959
FedEx Corp.
2.63%, 08/01/22	500,000	487,803
3.90%, 02/01/35	300,000	273,978
3.88%, 08/01/42	200,000	173,787
Kansas City Southern
2.35%, 05/15/20 (b)	350,000	338,256
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	750,000	742,392
4.84%, 10/01/41	100,000	97,491
Ryder System, Inc.
2.55%, 06/01/19 (b)	300,000	298,419
Southwest Airlines Co.
2.65%, 11/05/20 (b)	1,000,000	996,038
Union Pacific Corp.
5.70%, 08/15/18	1,000,000	1,100,659
3.65%, 02/15/24 (b)	500,000	522,456
3.25%, 08/15/25 (b)	500,000	508,660
4.15%, 01/15/45 (b)	1,000,000	994,709
United Parcel Service, Inc.
5.50%, 01/15/18	150,000	162,395
5.13%, 04/01/19	150,000	165,595
6.20%, 01/15/38	200,000	257,039
4.88%, 11/15/40 (b)	400,000	444,527
		11,760,669
		308,364,661
Utilities 1.8%
Electric 1.7%
Alabama Power Co.
3.55%, 12/01/23	350,000	360,424
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	1,000,000	993,071
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Appalachian Power Co.
3.40%, 06/01/25 (b)	300,000	293,336
7.00%, 04/01/38	750,000	937,776
4.45%, 06/01/45 (b)	500,000	476,515
Arizona Public Service Co.
2.20%, 01/15/20 (b)	250,000	247,791
Berkshire Hathaway Energy Co.
5.75%, 04/01/18 (h)	700,000	756,632
2.40%, 02/01/20 (b)	300,000	297,488
6.13%, 04/01/36 (h)	500,000	584,856
5.95%, 05/15/37	250,000	286,509
6.50%, 09/15/37	500,000	610,426
5.15%, 11/15/43 (b)	800,000	847,346
4.50%, 02/01/45 (b)	350,000	337,614
CMS Energy Corp.
6.25%, 02/01/20	1,000,000	1,135,251
4.70%, 03/31/43 (b)	250,000	247,255
Consolidated Edison Co. of New York, Inc.
5.85%, 04/01/18	200,000	216,326
4.45%, 03/15/44 (b)	650,000	651,026
Consumers Energy Co.
3.38%, 08/15/23 (b)	500,000	511,673
3.95%, 05/15/43 (b)	250,000	242,560
Delmarva Power & Light Co.
3.50%, 11/15/23 (b)	500,000	514,344
Dominion Resources, Inc.
1.90%, 06/15/18	1,100,000	1,090,032
5.25%, 08/01/33	500,000	520,932
4.05%, 09/15/42 (b)	800,000	708,610
DTE Energy Co.
3.30%, 06/15/22 (b)(c)	500,000	502,233
Duke Energy Carolinas LLC
6.10%, 06/01/37	250,000	302,886
6.05%, 04/15/38	200,000	248,792
5.30%, 02/15/40	600,000	689,926
Duke Energy Corp.
2.10%, 06/15/18 (b)	1,000,000	1,001,942
3.75%, 04/15/24 (b)	1,000,000	1,014,945
Duke Energy Florida LLC
6.40%, 06/15/38	91,000	116,609
Duke Energy Progress, Inc.
4.15%, 12/01/44 (b)	1,000,000	979,386
Exelon Generation Co. LLC
2.95%, 01/15/20 (b)	500,000	498,671
4.00%, 10/01/20 (b)	500,000	515,831
5.60%, 06/15/42 (b)	750,000	700,696
Florida Power & Light Co.
3.13%, 12/01/25 (b)	750,000	752,280
5.95%, 02/01/38	150,000	187,210
3.80%, 12/15/42 (b)	275,000	261,049
Georgia Power Co.
4.75%, 09/01/40	500,000	488,050
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	250,000	258,404
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18 (h)	100,000	107,657
Nevada Power Co.
6.65%, 04/01/36	500,000	632,626
48    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	500,000	498,945
Ohio Power Co.
5.38%, 10/01/21	750,000	835,862
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (b)	350,000	344,649
4.55%, 12/01/41 (b)	200,000	192,432
Pacific Gas & Electric Co.
4.25%, 05/15/21 (b)	200,000	214,409
4.30%, 03/15/45 (b)	1,000,000	990,563
PPL Capital Funding, Inc.
4.20%, 06/15/22 (b)	1,100,000	1,146,164
3.40%, 06/01/23 (b)	1,000,000	998,356
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	500,000	489,341
6.25%, 05/15/39	500,000	635,754
PSEG Power LLC
5.13%, 04/15/20	400,000	430,088
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	96,766
Puget Energy, Inc.
6.50%, 12/15/20	500,000	573,442
6.00%, 09/01/21	250,000	281,986
3.65%, 05/15/25 (b)	500,000	485,393
Puget Sound Energy, Inc.
5.64%, 04/15/41 (b)	250,000	298,037
San Diego Gas & Electric Co.
4.30%, 04/01/42 (b)	300,000	304,022
Sempra Energy
3.55%, 06/15/24 (b)	400,000	398,513
Southern California Edison Co.
5.50%, 08/15/18	100,000	108,991
Southern Power Co.
1.50%, 06/01/18	500,000	489,731
2.38%, 06/01/20 (b)	200,000	194,621
Southwestern Electric Power Co.
5.55%, 01/15/17	400,000	413,532
TransAlta Corp.
6.65%, 05/15/18	250,000	254,568
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	95,458
Virginia Electric & Power Co.
5.95%, 09/15/17	300,000	322,517
6.00%, 05/15/37	300,000	368,384
WEC Energy Group, Inc.
1.65%, 06/15/18	200,000	198,390
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	98,388
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	500,000	537,850
4.80%, 09/15/41 (b)	600,000	605,011
		35,029,149
Natural Gas 0.1%
Atmos Energy Corp.
4.13%, 10/15/44 (b)	150,000	144,103
Security Rate, Maturity Date	Face Amount ($)	Value ($)
NiSource Finance Corp.
6.25%, 12/15/40	250,000	296,897
ONE Gas, Inc.
3.61%, 02/01/24 (b)	100,000	101,919
4.66%, 02/01/44 (b)	300,000	311,494
Sempra Energy
9.80%, 02/15/19	500,000	605,459
6.00%, 10/15/39	350,000	393,748
Southwest Gas Corp.
3.88%, 04/01/22 (b)	200,000	203,914
		2,057,534
Other Utilities 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (b)	300,000	305,137
		305,137
		37,391,820
Total Corporate Bonds
(Cost $519,589,255)		507,285,290

Foreign Government Securities 4.5% of net assets
Foreign Agencies 1.4%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	1,000,000	993,259
		993,259
Canada 0.1%
CNOOC Nexen Finance 2014 ULC
1.63%, 04/30/17	500,000	497,432
Export Development Canada
1.75%, 07/21/20	1,500,000	1,496,028
Nexen, Inc.
6.40%, 05/15/37	200,000	224,182
		2,217,642
Colombia 0.0%
Ecopetrol S.A.
4.25%, 09/18/18	250,000	249,375
7.63%, 07/23/19	200,000	217,456
5.88%, 09/18/23	100,000	92,250
5.88%, 05/28/45	100,000	71,500
		630,581
Germany 0.7%
Kreditanstalt fuer Wiederaufbau
4.88%, 01/17/17 (d)(h)	800,000	832,097
1.25%, 02/15/17 (d)	600,000	601,071
4.38%, 03/15/18 (d)	1,500,000	1,600,166
1.00%, 06/11/18 (d)	1,000,000	991,402
4.50%, 07/16/18 (d)(h)	1,000,000	1,075,548
4.88%, 06/17/19 (d)	1,000,000	1,108,360
See financial notes    49

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.00%, 01/27/20 (d)	1,000,000	1,083,764
1.50%, 04/20/20 (d)	1,500,000	1,479,153
2.75%, 09/08/20 (d)	1,000,000	1,036,580
2.38%, 08/25/21 (d)	800,000	812,015
2.50%, 11/20/24 (d)	1,000,000	1,005,771
Landwirtschaftliche Rentenbank
5.13%, 02/01/17 (d)	250,000	260,924
1.00%, 04/04/18 (d)	645,000	640,455
1.88%, 09/17/18 (d)	1,000,000	1,008,666
		13,535,972
Japan 0.1%
Japan Bank for International Cooperation
1.75%, 07/31/18	750,000	748,791
1.75%, 11/13/18	1,000,000	995,477
1.75%, 05/29/19	400,000	397,108
		2,141,376
Mexico 0.2%
Petroleos Mexicanos
5.75%, 03/01/18	500,000	521,750
3.13%, 01/23/19	400,000	387,956
3.50%, 07/23/20 (c)	500,000	474,500
5.50%, 01/21/21	400,000	404,480
3.50%, 01/30/23	500,000	437,500
4.88%, 01/18/24	500,000	467,500
6.63%, 06/15/35	500,000	449,375
6.63%, 06/15/38	200,000	177,000
6.50%, 06/02/41	250,000	217,375
5.50%, 06/27/44	935,000	708,113
5.63%, 01/23/46 (c)	250,000	192,237
		4,437,786
Norway 0.1%
Statoil A.S.A.
2.25%, 11/08/19	500,000	498,683
2.45%, 01/17/23	1,000,000	949,461
3.70%, 03/01/24	400,000	405,966
4.25%, 11/23/41	100,000	94,578
		1,948,688
Republic of Korea 0.1%
Export-Import Bank of Korea
4.38%, 09/15/21	300,000	324,919
5.00%, 04/11/22	200,000	224,283
2.88%, 01/21/25	750,000	733,405
Korea Development Bank
3.50%, 08/22/17	500,000	513,111
3.00%, 03/17/19	700,000	716,326
2.25%, 05/18/20	500,000	498,049
		3,010,093
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sweden 0.0%
Svensk Exportkredit AB
5.13%, 03/01/17	150,000	156,983
1.13%, 04/05/18	250,000	248,152
		405,135
		29,320,532
Foreign Local Government 0.3%
Canada 0.3%
Hydro-Quebec
1.38%, 06/19/17	250,000	250,600
8.05%, 07/07/24 (h)	160,000	215,684
Province of British Columbia
2.00%, 10/23/22	200,000	194,584
Province of Manitoba
1.13%, 06/01/18	250,000	247,313
1.75%, 05/30/19	200,000	198,989
Province of Nova Scotia
5.13%, 01/26/17	500,000	520,457
Province of Ontario
1.10%, 10/25/17	750,000	746,814
3.15%, 12/15/17	500,000	516,638
4.00%, 10/07/19	225,000	241,251
4.40%, 04/14/20	300,000	328,202
2.50%, 09/10/21	500,000	500,257
2.45%, 06/29/22	500,000	496,076
Province of Quebec
2.75%, 08/25/21	500,000	506,554
2.63%, 02/13/23	250,000	248,238
7.13%, 02/09/24	1,000,000	1,285,940
7.50%, 09/15/29	168,000	242,200
		6,739,797
Sovereign 1.2%
Canada 0.1%
Canada Government International Bond
0.88%, 02/14/17	1,000,000	999,472
1.63%, 02/27/19	300,000	300,499
		1,299,971
Chile 0.1%
Chile Government International Bond
2.25%, 10/30/22	300,000	289,875
3.13%, 03/27/25	650,000	652,600
3.63%, 10/30/42	100,000	87,500
		1,029,975
Colombia 0.1%
Colombia Government International Bond
7.38%, 01/27/17	650,000	685,750
7.38%, 03/18/19	300,000	337,200
4.50%, 01/28/26 (b)	250,000	239,687
7.38%, 09/18/37	300,000	332,250
50    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.13%, 01/18/41	250,000	242,500
5.00%, 06/15/45 (b)	350,000	294,000
		2,131,387
Italy 0.0%
Italy Government International Bond
5.38%, 06/12/17	100,000	105,163
6.88%, 09/27/23	400,000	492,921
5.38%, 06/15/33	250,000	286,187
		884,271
Mexico 0.2%
Mexico Government International Bond
5.63%, 01/15/17	1,000,000	1,041,500
3.50%, 01/21/21	150,000	152,625
3.63%, 03/15/22	900,000	907,650
8.00%, 09/24/22	100,000	126,000
4.00%, 10/02/23	350,000	355,425
6.05%, 01/11/40	300,000	329,625
4.75%, 03/08/44	1,300,000	1,187,550
5.55%, 01/21/45	600,000	617,250
		4,717,625
Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	600,000	652,500
4.00%, 09/22/24 (b)	500,000	502,500
3.75%, 03/16/25 (b)	750,000	736,875
6.70%, 01/26/36	200,000	238,500
		2,130,375
Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19 (h)	250,000	285,250
7.35%, 07/21/25	1,000,000	1,256,250
		1,541,500
Philippines 0.1%
Philippine Government International Bond
8.38%, 06/17/19	500,000	609,172
4.20%, 01/21/24	300,000	325,706
5.50%, 03/30/26	600,000	709,044
6.38%, 01/15/32	350,000	447,967
3.95%, 01/20/40	1,000,000	1,014,136
		3,106,025
Poland 0.1%
Poland Government International Bond
6.38%, 07/15/19	400,000	457,500
5.13%, 04/21/21	350,000	390,288
3.00%, 03/17/23	300,000	297,563
		1,145,351
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.0%
Republic of Korea
7.13%, 04/16/19	150,000	174,000
3.88%, 09/11/23	600,000	648,870
		822,870
South Africa 0.1%
South Africa Government International Bond
6.88%, 05/27/19	100,000	107,356
4.67%, 01/17/24	600,000	572,250
5.38%, 07/24/44	500,000	452,499
		1,132,105
Turkey 0.2%
Turkey Government International Bond
6.75%, 04/03/18	900,000	970,200
7.00%, 03/11/19	750,000	822,510
5.63%, 03/30/21	500,000	530,000
7.38%, 02/05/25	650,000	760,955
4.25%, 04/14/26	700,000	658,456
6.00%, 01/14/41	400,000	409,950
4.88%, 04/16/43	500,000	441,300
		4,593,371
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	250,000	254,375
7.63%, 03/21/36	300,000	372,000
4.13%, 11/20/45	150,000	117,000
5.10%, 06/18/50	250,000	216,250
		959,625
		25,494,451
Supranational* 1.6%
African Development Bank
0.88%, 05/15/17	400,000	399,141
1.63%, 10/02/18	500,000	502,552
Asian Development Bank
1.13%, 03/15/17	650,000	651,124
1.75%, 09/11/18	750,000	756,458
1.50%, 01/22/20	250,000	247,500
2.00%, 01/22/25	250,000	242,013
5.82%, 06/16/28	1,000,000	1,282,747
Corp. Andina de Fomento
4.38%, 06/15/22	350,000	373,485
Council of Europe Development Bank
1.00%, 03/07/18	500,000	496,943
1.63%, 03/10/20	500,000	496,330
European Bank for Reconstruction & Development
1.00%, 02/16/17	1,000,000	1,001,917
1.75%, 06/14/19	500,000	502,700
European Investment Bank
1.75%, 03/15/17	1,000,000	1,008,678
5.13%, 05/30/17	1,000,000	1,055,609
1.13%, 09/15/17	1,000,000	998,832
1.00%, 03/15/18	500,000	496,185
See financial notes    51

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.00%, 06/15/18	500,000	495,425
1.88%, 03/15/19	700,000	705,734
1.75%, 06/17/19	1,000,000	1,003,502
1.63%, 03/16/20	300,000	297,394
1.38%, 06/15/20	500,000	488,746
4.00%, 02/16/21	1,200,000	1,314,197
3.25%, 01/29/24	1,000,000	1,065,234
2.50%, 10/15/24	500,000	504,187
4.88%, 02/15/36	750,000	936,503
Inter-American Development Bank
1.13%, 03/15/17	2,000,000	2,004,750
2.38%, 08/15/17	250,000	255,241
1.75%, 08/24/18	500,000	504,861
1.75%, 10/15/19	500,000	502,016
3.88%, 02/14/20	200,000	216,928
2.13%, 11/09/20	650,000	660,239
4.38%, 01/24/44	1,500,000	1,762,908
International Bank for Reconstruction & Development
0.88%, 04/17/17	600,000	599,219
1.00%, 06/15/18	1,000,000	992,036
1.88%, 03/15/19	1,750,000	1,769,957
1.88%, 10/07/19	1,800,000	1,815,199
2.25%, 06/24/21	750,000	758,196
2.50%, 11/25/24	250,000	252,218
4.75%, 02/15/35	350,000	428,187
International Finance Corp.
2.13%, 11/17/17 (h)	500,000	508,370
1.75%, 09/04/18	500,000	501,603
1.75%, 09/16/19	500,000	499,844
Nordic Investment Bank
1.00%, 03/07/17	500,000	500,189
2.25%, 09/30/21	250,000	252,649
		32,107,746
Total Foreign Government Securities
(Cost $95,418,272)		93,662,526

Mortgage-Backed Securities 28.5% of net assets
TBA Securities 9.8%
Fannie Mae TBA
2.00%, 01/01/31 (b)(g)	2,000,000	1,962,216
2.50%, 01/01/31 (b)(g)	7,500,000	7,559,874
3.00%, 01/01/31 to 01/01/46 (b)(g)	26,500,000	26,758,449
3.50%, 01/01/31 to 01/01/46 (b)(g)	28,500,000	29,437,345
4.00%, 01/01/46 (b)(g)	23,000,000	24,339,751
4.50%, 01/01/46 (b)(g)	6,500,000	7,020,203
5.00%, 01/01/46 (b)(g)	2,500,000	2,752,090
Freddie Mac TBA
2.00%, 01/01/31 (b)(g)	800,000	784,387
2.50%, 01/01/31 (b)(g)	7,000,000	7,062,663
3.00%, 01/01/31 to 01/01/46 (b)(g)	15,000,000	15,120,959
3.50%, 01/01/31 to 01/01/46 (b)(g)	15,500,000	15,980,425
4.00%, 01/01/46 (b)(g)	12,000,000	12,677,577
4.50%, 01/01/46 (b)(g)	3,000,000	3,232,219
5.00%, 01/01/46 (b)(g)	500,000	546,228
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Ginnie Mae TBA
2.50%, 01/01/46 (b)(g)	500,000	484,970
3.00%, 01/01/46 (b)(g)	11,500,000	11,653,473
3.50%, 01/01/46 (b)(g)	17,500,000	18,239,208
4.00%, 01/01/46 (b)(g)	16,500,000	17,521,756
4.50%, 01/01/46 (b)(g)	3,000,000	3,226,718
		206,360,511
U.S. Government Agency Mortgages 18.7%
Fannie Mae
7.00%, 08/01/16 to 04/01/37 (b)	77,797	86,925
6.00%, 12/01/16 to 05/01/41 (b)	1,912,992	2,170,560
5.50%, 02/01/17 to 09/01/38 (b)(h)	2,284,271	2,561,555
5.00%, 02/01/18 to 09/01/39 (b)(h)	3,458,677	3,814,947
4.50%, 03/01/18 to 04/01/41 (b)(h)	2,308,691	2,499,204
4.50%, 05/01/18 to 01/01/44 (b)	14,478,261	15,690,124
4.00%, 06/01/18 to 04/01/45 (b)	27,122,000	28,813,503
3.50%, 10/01/18 to 08/01/45 (b)	41,760,892	43,304,954
5.50%, 12/01/18 to 08/01/41 (b)	5,264,966	5,920,238
6.50%, 05/01/19 to 10/01/39 (b)	1,704,361	1,963,790
5.00%, 07/01/23 to 08/01/41 (b)	6,111,893	6,768,393
4.00%, 04/01/24 to 08/01/44 (b)(h)	2,765,610	2,931,018
8.50%, 05/01/25 (b)	3,334	3,802
3.00%, 12/01/25 to 06/01/45 (b)	34,007,677	34,447,311
2.50%, 10/01/27 to 02/01/43 (b)	10,020,913	10,093,486
2.00%, 02/01/28 to 09/01/28 (b)	226,178	224,300
6.00%, 07/01/35 to 10/01/39 (b)(h)	1,903,226	2,161,989
2.27%, 10/01/35 (a)(b)(h)	209,061	219,420
1.98%, 05/01/38 (a)(b)	220,360	232,084
2.34%, 04/01/40 (a)(b)	62,932	66,839
2.56%, 05/01/40 (a)(b)	49,867	53,165
3.50%, 10/01/40 to 04/01/42 (b)(h)	2,939,724	3,040,627
3.00%, 07/01/43 (b)(h)	1,710,518	1,714,562
2.46%, 09/01/43 (a)(b)	336,491	343,354
2.94%, 11/01/43 (a)(b)	119,940	123,074
2.97%, 11/01/45 (a)(b)	298,920	304,914
Freddie Mac
7.50%, 09/01/16 (b)	156	157
6.50%, 03/01/17 to 09/01/39 (b)	456,534	516,489
6.00%, 04/01/17 to 06/01/39 (b)	1,960,143	2,224,060
4.00%, 04/01/18 to 06/01/45 (b)	14,558,976	15,444,480
52    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.00%, 06/01/18 to 08/01/39 (b)(h)	2,348,425	2,576,422
5.50%, 11/01/18 to 08/01/40 (b)	3,231,278	3,598,926
4.50%, 05/01/19 to 04/01/44 (b)	10,436,334	11,286,088
5.00%, 10/01/20 to 12/01/43 (b)	5,234,189	5,752,800
4.50%, 07/01/23 to 07/01/39 (b)(h)	920,156	990,733
5.50%, 05/01/24 to 02/01/40 (b)(h)	1,173,377	1,304,926
3.00%, 12/01/25 to 08/01/45 (b)	20,009,487	20,274,651
3.50%, 12/01/25 to 09/01/45 (b)	27,880,700	28,807,838
2.50%, 07/01/27 to 07/01/43 (b)	5,723,256	5,780,740
2.00%, 10/01/27 to 04/01/28 (b)	183,537	182,030
6.00%, 09/01/32 to 10/01/37 (b)(h)	524,949	596,184
6.50%, 12/01/33 (b)(h)	386,882	440,935
3.00%, 01/01/43 to 06/01/43 (b)(h)	3,322,562	3,325,407
4.00%, 05/01/44 (b)(h)	2,416,739	2,557,038
2.43%, 12/01/45 (a)(b)	300,000	304,155
Ginnie Mae
5.00%, 11/15/17 to 08/20/45 (b)	8,317,404	9,194,412
6.50%, 05/15/24 to 01/15/35 (b)	148,199	173,561
4.00%, 12/15/24 to 09/20/45 (b)	16,115,031	17,185,688
5.50%, 04/20/26 to 12/20/45 (b)	2,962,609	3,317,752
3.50%, 05/20/26 to 10/20/45 (b)	36,336,456	37,986,481
3.00%, 01/20/27 to 12/20/45 (b)	22,312,138	22,730,925
2.50%, 03/20/27 to 07/20/43 (b)	1,033,582	1,046,177
2.00%, 07/20/28 (b)	19,148	18,891
6.00%, 12/20/31 to 06/15/41 (b)	2,035,139	2,325,577
6.00%, 09/15/32 to 09/20/37 (b)(h)	518,513	586,309
5.50%, 04/15/33 (b)(h)	303,099	343,413
5.00%, 05/15/33 to 07/20/39 (b)(h)	1,026,413	1,135,640
4.50%, 09/15/33 to 02/20/45 (b)	14,897,076	16,162,065
1.88%, 08/20/37 (a)(b)(h)	23,690	24,489
3.00%, 10/20/37 to 07/20/42 (a)(b)	516,782	534,227
1.88%, 08/20/38 (a)(b)	286,448	296,828
4.50%, 03/20/39 (b)(h)	590,597	637,644
2.00%, 09/20/39 to 09/20/43 (a)(b)	734,212	757,883
1.75%, 03/20/40 (a)(b)	311,406	319,619
2.50%, 01/20/41 to 02/20/44 (a)(b)	629,671	649,896
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 04/20/44 (a)(b)	108,984	112,465
3.50%, 08/20/44 (b)(h)	2,501,246	2,615,397
		393,673,536
Total Mortgage-Backed Securities
(Cost $596,928,241)		600,034,047

Municipal Bonds 0.9% of net assets
Fixed-Rate Obligations 0.9%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	1,100,000	1,512,390
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	850,000	1,186,914
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	350,000	419,059
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	900,000	1,308,159
GO (Build America Bonds) Series 2009
7.30%, 10/01/39	250,000	350,148
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39 (h)	100,000	120,914
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	200,000	235,948
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	185,175
Dallas Independent School District
GO (Build America Bonds) Series 2010C
6.45%, 02/15/35 (b)	350,000	407,141
Georgia
GO (Build America Bonds) Series H
4.50%, 11/01/25	1,450,000	1,610,529
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	200,000	239,228
Harvard College
Taxable Bonds Series 2013A
3.62%, 10/01/37	350,000	341,671
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	550,000	551,793
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	650,000	615,322
JobsOhio Beverage System
RB (Build America Bonds) Series B
3.99%, 01/01/29	250,000	260,205
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34 (h)	200,000	263,724
Metropolitan Government of Nashville & Davidson County
GO (Build America Bonds) Series 2010
5.71%, 07/01/34 (h)	20,000	23,269
See financial notes    53

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Metropolitan Museum of Art
Series 2015
3.40%, 07/01/45	500,000	455,866
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	650,000	861,679
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	150,000	154,586
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41 (h)	200,000	253,676
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	324,880
New York City Transitional Finance Authority
RB (Qualified School Construction Bonds) Series 2010 G3
5.27%, 05/01/27	500,000	565,665
RB (Build America Bonds) Series 2011A1
5.51%, 08/01/37	200,000	244,294
New York State Dormitory Authority
RB (Build America Bonds) Series 2009 H
5.43%, 03/15/39	500,000	578,500
Northwestern University
3.69%, 12/01/38	500,000	503,727
Ochsner Clinic Foundation
5.90%, 05/15/45 (b)	500,000	539,083
Port Authority of New York & New Jersey
Consolidated Bonds 174th Series
4.46%, 10/01/62	150,000	144,311
San Diego County Regional Transportation Commission
RB (Build America Bonds) Series 2010A
5.91%, 04/01/48	300,000	378,900
San Francisco City & County Public Utilities Commission
Water System RB (Build America Bonds) Series 2010DE
6.00%, 11/01/40	430,000	523,847
Texas
GO (Build America Bonds) Series 2010A
4.63%, 04/01/33	500,000	552,695
GO Mobility Fund Bonds (Build America Bonds) Series 2009A
5.52%, 04/01/39	750,000	938,692
GO (Build America Bonds) Series 2010A
4.68%, 04/01/40	500,000	558,005
Texas Transportation Commission
RB (Build America Bonds) Series B
5.03%, 04/01/26	500,000	572,260
RB (Build America Bonds) Series B
5.18%, 04/01/30	630,000	742,247
University of California
RB Series J
4.13%, 05/15/45	600,000	591,456
Total Municipal Bonds
(Cost $19,194,050)		19,115,958

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government and Government Agencies 39.1% of net assets
U.S. Government Agency Securities 2.8%
Fannie Mae
0.75%, 04/20/17	900,000	897,621
1.13%, 04/27/17	769,000	770,420
2.00%, 05/16/17 (b)(h)	2,500,000	2,509,782
5.38%, 06/12/17	3,000,000	3,186,897
1.00%, 09/27/17	1,900,000	1,896,204
0.88%, 02/08/18	350,000	347,812
0.88%, 05/21/18	2,700,000	2,675,632
1.13%, 05/25/18 (b)	300,000	298,921
1.13%, 10/19/18	400,000	397,613
1.88%, 02/19/19	1,500,000	1,520,820
1.75%, 06/20/19	1,000,000	1,008,168
1.55%, 10/29/19 (b)	950,000	942,353
1.75%, 11/26/19	2,500,000	2,514,250
1.63%, 01/10/20 (b)	1,500,000	1,471,642
1.63%, 01/21/20	1,300,000	1,295,856
1.50%, 11/30/20	1,000,000	982,928
1.60%, 12/24/20 (b)	600,000	589,475
2.25%, 10/17/22 (b)	300,000	296,924
7.13%, 01/15/30 (h)	527,000	773,317
6.63%, 11/15/30	200,000	283,670
Federal Farm Credit Bank
0.54%, 11/07/16 (b)	500,000	498,645
Federal Home Loan Bank
1.00%, 06/21/17 (h)	1,735,000	1,734,419
1.25%, 06/23/17 (b)	700,000	699,780
0.75%, 08/28/17	620,000	617,043
2.25%, 09/08/17	2,000,000	2,037,752
5.00%, 11/17/17 (h)	1,185,000	1,270,707
1.00%, 12/19/17	500,000	498,899
1.88%, 03/08/19	2,000,000	2,024,746
2.13%, 03/10/23	250,000	247,238
2.88%, 06/14/24	675,000	693,842
5.38%, 08/15/24	1,750,000	2,127,942
5.50%, 07/15/36	400,000	520,636
Freddie Mac
0.88%, 02/22/17 (h)	1,000,000	999,647
1.25%, 05/12/17	400,000	400,699
1.00%, 09/08/17 (b)	500,000	498,163
1.00%, 09/29/17	2,850,000	2,842,884
0.88%, 03/07/18 (h)	4,440,000	4,410,261
1.20%, 05/18/18 (b)	1,100,000	1,096,415
1.25%, 11/16/18 (b)	300,000	298,225
1.62%, 11/21/19 (b)	400,000	400,527
0.00%, 11/29/19 (i)	700,000	645,003
2.38%, 01/13/22 (h)	3,851,000	3,907,779
3.00%, 01/18/28 (b)	800,000	777,414
6.75%, 03/15/31 (h)	264,000	379,059
Private Export Funding Corp.
2.30%, 09/15/20	2,000,000	2,013,702
Tennessee Valley Authority
2.88%, 09/15/24	2,000,000	2,013,204
6.75%, 11/01/25	488,000	644,003
		58,958,939
54    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Treasury Obligations 36.3%
U.S. Treasury Bonds
9.13%, 05/15/18 (h)	2,331,000	2,766,787
8.00%, 11/15/21 (h)	2,149,000	2,870,931
6.00%, 02/15/26 (h)	891,000	1,189,955
6.75%, 08/15/26	1,324,000	1,876,667
6.13%, 11/15/27	2,388,000	3,307,007
5.25%, 11/15/28	2,000,000	2,613,984
5.25%, 02/15/29	2,028,000	2,657,828
6.13%, 08/15/29	3,500,000	4,969,111
6.25%, 05/15/30 (h)	3,985,000	5,779,964
5.38%, 02/15/31	3,000,000	4,069,395
4.75%, 02/15/37	1,086,000	1,439,883
4.38%, 02/15/38 (h)	2,500,000	3,155,860
4.50%, 05/15/38	1,500,000	1,926,621
3.50%, 02/15/39 (h)	3,572,000	3,952,361
4.25%, 05/15/39	1,150,000	1,421,037
4.50%, 08/15/39	2,850,000	3,648,613
4.38%, 11/15/39 (h)	4,381,000	5,510,474
4.63%, 02/15/40	2,715,000	3,537,349
4.38%, 05/15/40	2,500,000	3,146,533
3.88%, 08/15/40	4,500,000	5,262,714
4.25%, 11/15/40 (h)	2,409,000	2,979,020
4.75%, 02/15/41	2,500,000	3,324,023
4.38%, 05/15/41	1,500,000	1,893,458
3.75%, 08/15/41	1,623,000	1,864,928
3.13%, 11/15/41	1,000,000	1,033,496
3.13%, 02/15/42 (h)	2,940,000	3,036,641
3.00%, 05/15/42	1,493,000	1,502,681
2.75%, 08/15/42	1,899,000	1,815,771
2.75%, 11/15/42	1,920,000	1,831,275
2.88%, 05/15/43	3,399,000	3,315,153
3.63%, 08/15/43	1,633,000	1,839,708
3.75%, 11/15/43	318,000	366,377
3.63%, 02/15/44	3,045,000	3,426,219
3.38%, 05/15/44	3,912,000	4,199,595
3.13%, 08/15/44 (h)	7,000,000	7,155,995
3.00%, 11/15/44 (h)	5,750,000	5,730,910
2.50%, 02/15/45 (h)	10,000,000	8,975,000
3.00%, 05/15/45 (h)	6,000,000	5,974,104
2.88%, 08/15/45	4,250,000	4,128,641
3.00%, 11/15/45	3,000,000	2,991,504
U.S. Treasury Notes
0.75%, 01/15/17	1,633,000	1,631,756
0.50%, 01/31/17 (h)	17,000,000	16,939,905
0.88%, 01/31/17	3,176,000	3,176,931
0.63%, 02/15/17	1,500,000	1,496,426
0.50%, 02/28/17 (h)	8,500,000	8,467,292
0.88%, 02/28/17 (h)	4,840,000	4,843,122
0.75%, 03/15/17	3,217,000	3,212,853
0.50%, 03/31/17	2,800,000	2,787,585
3.25%, 03/31/17	2,275,000	2,340,984
0.88%, 04/15/17 (h)	4,686,000	4,685,634
0.50%, 04/30/17 (h)	6,900,000	6,864,824
0.88%, 04/30/17	2,786,000	2,785,239
0.88%, 05/15/17	13,500,000	13,493,938
4.50%, 05/15/17	1,500,000	1,572,539
0.63%, 05/31/17	4,249,000	4,230,827
0.63%, 06/30/17	4,000,000	3,980,392
0.75%, 06/30/17	1,510,000	1,505,488
0.88%, 07/15/17	4,500,000	4,493,056
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.50%, 07/31/17	3,000,000	2,977,677
0.63%, 07/31/17	3,500,000	3,480,929
2.38%, 07/31/17	3,000,000	3,063,984
0.88%, 08/15/17	2,500,000	2,494,775
0.63%, 08/31/17 (h)	8,360,000	8,307,583
1.88%, 08/31/17 (h)	3,337,600	3,383,949
1.00%, 09/15/17 (h)	6,750,000	6,746,969
0.63%, 09/30/17	5,000,000	4,966,015
1.88%, 09/30/17 (h)	2,012,000	2,040,725
0.88%, 10/15/17	4,000,000	3,988,516
0.75%, 10/31/17 (h)	9,001,000	8,954,060
1.88%, 10/31/17 (h)	1,745,000	1,770,699
0.88%, 11/15/17	3,800,000	3,787,384
0.63%, 11/30/17	7,000,000	6,942,985
0.88%, 11/30/17	5,000,000	4,985,940
1.00%, 12/15/17 (h)	9,750,000	9,737,812
0.75%, 12/31/17	2,747,000	2,728,812
0.88%, 01/31/18	4,000,000	3,980,624
1.00%, 02/15/18	2,750,000	2,741,728
0.75%, 02/28/18	4,066,000	4,032,012
1.00%, 03/15/18 (h)	5,500,000	5,481,525
0.75%, 03/31/18	2,500,000	2,477,930
2.88%, 03/31/18 (h)	1,991,000	2,067,295
0.63%, 04/30/18 (h)	4,957,000	4,893,972
2.63%, 04/30/18 (h)	3,107,000	3,212,346
1.00%, 05/15/18	1,750,000	1,741,591
1.00%, 05/31/18 (h)	6,500,000	6,467,753
2.38%, 05/31/18	2,000,000	2,056,758
1.13%, 06/15/18 (h)	5,000,000	4,988,965
1.38%, 06/30/18 (h)	6,619,000	6,646,277
2.38%, 06/30/18	2,500,000	2,573,828
0.88%, 07/15/18	4,500,000	4,459,833
1.38%, 07/31/18	3,000,000	3,011,952
1.00%, 08/15/18	5,000,000	4,968,360
4.00%, 08/15/18	2,500,000	2,683,155
1.50%, 08/31/18 (h)	6,088,000	6,129,258
1.00%, 09/15/18	5,000,000	4,964,940
1.38%, 09/30/18 (h)	8,191,000	8,218,358
0.88%, 10/15/18	2,500,000	2,472,803
1.25%, 10/31/18	3,329,000	3,324,969
1.75%, 10/31/18	3,500,000	3,545,528
1.25%, 11/15/18	3,000,000	2,995,605
1.25%, 11/30/18	3,633,000	3,627,467
1.38%, 11/30/18	2,400,000	2,405,484
1.25%, 12/15/18	3,000,000	2,993,847
1.38%, 12/31/18	6,200,000	6,205,816
1.50%, 12/31/18	2,176,000	2,186,286
1.25%, 01/31/19	2,122,000	2,115,203
1.50%, 01/31/19	2,176,000	2,184,075
1.38%, 02/28/19	1,604,000	1,603,280
1.50%, 02/28/19	1,337,000	1,341,466
1.50%, 03/31/19	2,500,000	2,507,568
1.63%, 03/31/19	4,020,000	4,045,752
1.25%, 04/30/19	1,823,000	1,811,748
1.63%, 04/30/19	1,520,000	1,529,085
3.13%, 05/15/19	1,000,000	1,055,371
1.13%, 05/31/19	1,520,000	1,503,286
1.50%, 05/31/19	2,913,000	2,916,242
1.00%, 06/30/19	1,000,000	983,633
1.63%, 06/30/19	3,040,000	3,054,072
0.88%, 07/31/19 (h)	4,201,000	4,106,889
1.63%, 07/31/19	1,700,000	1,706,176
See financial notes    55

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.00%, 08/31/19	700,000	686,328
1.63%, 08/31/19 (h)	7,250,000	7,271,663
1.75%, 09/30/19 (h)	7,425,000	7,476,047
1.25%, 10/31/19	1,000,000	988,359
1.50%, 10/31/19	3,250,000	3,240,224
3.38%, 11/15/19 (h)	3,110,700	3,322,374
1.00%, 11/30/19	1,483,000	1,449,662
1.50%, 11/30/19 (h)	8,175,000	8,143,387
1.13%, 12/31/19	2,000,000	1,962,382
1.63%, 12/31/19 (h)	9,250,000	9,251,443
1.25%, 01/31/20 (h)	6,000,000	5,908,362
1.38%, 01/31/20 (h)	2,832,000	2,802,907
1.38%, 02/29/20 (h)	6,500,000	6,426,114
1.13%, 03/31/20	2,384,000	2,330,780
1.38%, 03/31/20	4,250,000	4,198,201
3.50%, 05/15/20	4,000,000	4,301,484
1.50%, 05/31/20	4,000,000	3,965,860
1.63%, 06/30/20 (h)	5,000,000	4,980,175
1.88%, 06/30/20 (h)	5,346,000	5,384,320
1.63%, 07/31/20 (h)	5,450,000	5,424,450
2.63%, 08/15/20 (h)	4,776,000	4,962,374
1.38%, 08/31/20	4,000,000	3,936,408
2.13%, 08/31/20	5,000,000	5,081,445
1.38%, 09/30/20 (h)	6,000,000	5,896,992
2.00%, 09/30/20	3,500,000	3,538,556
1.38%, 10/31/20	4,000,000	3,929,764
1.75%, 10/31/20	3,000,000	2,995,782
2.63%, 11/15/20 (h)	4,608,000	4,788,541
1.63%, 11/30/20	6,000,000	5,964,960
2.00%, 11/30/20	3,500,000	3,535,955
2.38%, 12/31/20	4,091,000	4,206,779
2.13%, 01/31/21	1,500,000	1,522,353
3.63%, 02/15/21 (h)	3,003,000	3,265,234
2.00%, 02/28/21	1,965,000	1,981,657
2.25%, 03/31/21	1,576,000	1,608,259
2.25%, 04/30/21	2,786,000	2,841,664
3.13%, 05/15/21	2,000,000	2,127,460
2.00%, 05/31/21	2,534,000	2,551,520
2.13%, 06/30/21	1,512,000	1,531,254
2.25%, 07/31/21	3,000,000	3,056,661
2.13%, 08/15/21	2,171,900	2,198,074
2.00%, 08/31/21	3,000,000	3,013,536
2.13%, 09/30/21	2,750,000	2,779,381
2.00%, 10/31/21	3,000,000	3,008,730
2.00%, 11/15/21 (h)	4,800,000	4,815,096
1.88%, 11/30/21 (h)	12,500,000	12,450,200
1.50%, 01/31/22 (h)	6,300,000	6,125,276
1.75%, 02/28/22	3,000,000	2,957,814
1.75%, 03/31/22 (h)	8,300,000	8,173,392
1.75%, 04/30/22	4,000,000	3,936,640
1.88%, 05/31/22 (h)	4,500,000	4,457,020
2.13%, 06/30/22	5,000,000	5,026,365
2.00%, 07/31/22	5,000,000	4,987,205
1.63%, 08/15/22 (h)	5,861,000	5,710,009
1.88%, 08/31/22	5,000,000	4,943,065
1.75%, 09/30/22	3,000,000	2,940,819
1.88%, 10/31/22	5,000,000	4,937,205
1.63%, 11/15/22 (h)	6,177,000	6,001,944
2.00%, 11/30/22	3,500,000	3,481,268
2.00%, 02/15/23	2,094,000	2,082,221
1.75%, 05/15/23 (h)	5,500,000	5,359,491
2.50%, 08/15/23	4,176,000	4,285,294
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 11/15/23	2,046,000	2,135,713
2.75%, 02/15/24	2,119,000	2,207,525
2.50%, 05/15/24	3,890,000	3,975,549
2.38%, 08/15/24	5,000,000	5,052,930
2.25%, 11/15/24 (h)	8,500,000	8,497,008
2.00%, 02/15/25 (h)	7,700,000	7,528,251
2.13%, 05/15/25 (h)	7,512,400	7,415,265
2.00%, 08/15/25 (h)	8,000,000	7,801,248
2.25%, 11/15/25	4,000,000	3,991,484
		762,488,447
Total U.S. Government and Government Agencies
(Cost $822,483,980)		821,447,386
Security	Number of Shares	Value ($)
Other Investment Company 4.8% of net assets
Money Market Fund 4.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.02% (e)	100,838,720	100,838,720
Total Other Investment Company
(Cost $100,838,720)		100,838,720
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 9.2% of net assets
U.S. Government Agency Securities 9.2%
Federal Home Loan Bank
0.23%, 01/15/16 (f)	85,000,000	84,996,345
0.21%, 01/26/16 (f)	18,000,000	17,998,452
0.20%, 02/05/16 (f)	90,000,000	89,984,000
Total Short-Term Investments
(Cost $192,973,772)		192,978,797

End of Investments

56    See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings continued

At 12/31/15, the tax basis cost of the fund's investments was $2,398,568,591 and the unrealized appreciation and depreciation were $10,020,839 and ($23,095,071), respectively, with a net unrealized depreciation of ($13,074,232).
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $17,455,838 or 0.8% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	All or a portion of this security is held as collateral for delayed-delivery securities.
(i)	Zero Coupon Bond.

GO —	General obligation
RB —	Revenue bond
USD —	Unified school district

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2015 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Obligations	$—	$11,765,343	$—	$11,765,343
Commercial Mortgage-Backed Securities	—	38,366,292	—	38,366,292
Corporate Bonds[1]	—	507,285,290	—	507,285,290
Foreign Government Securities[1]	—	93,662,526	—	93,662,526
Mortgage-Backed Securities[1]	—	600,034,047	—	600,034,047
Municipal Bonds[1]	—	19,115,958	—	19,115,958
U.S. Government and Government Agencies[1]	—	821,447,386	—	821,447,386
Other Investment Company[1]	100,838,720	—	—	100,838,720
Short-Term Investments[1]	—	192,978,797	—	192,978,797
Total	$100,838,720	$2,284,655,639	$—	$2,385,494,359
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2015.
See financial notes    57

Schwab U.S. Aggregate Bond ETF
Statement of
Assets and Liabilities
As of December 31, 2015
Assets
Investments, at value (cost $2,397,929,872)		$2,385,494,359
Cash		994,978
Receivables:
Investments sold		32,168,782
Fund shares sold		41,061,799
Interest		11,764,952
Foreign tax reclaims	+	3,971
Total assets		2,471,488,841
Liabilities
Payables:
Investments bought		154,861,685
Investments bought — Delayed delivery		210,388,270
Investment adviser fees		22,608
Distributions to shareholders		3,713,260
Accrued expenses	+	20,993
Total liabilities		369,006,816
Net Assets
Total assets		2,471,488,841
Total liabilities	–	369,006,816
Net assets		$2,102,482,025
Net Assets by Source
Capital received from investors		2,123,634,833
Net investment income not yet distributed		2,554
Net realized capital losses		(8,719,849)
Net unrealized capital depreciation		(12,435,513)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,102,482,025		40,900,000		$51.41

58    See financial notes

Schwab U.S. Aggregate Bond ETF
Statement of
Operations
For the period January 1, 2015 through December 31, 2015
Investment Income
Interest		$32,877,181 *
Expenses
Investment adviser fees		832,630
Interest expense		37,520*
Proxy fees	+	20,000
Total expenses	–	890,150
Net investment income		31,987,031
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,227,989)
Net realized gains on TBA sale commitments	+	1,094
Net realized losses		(1,226,895)
Net change in unrealized appreciation (depreciation) on investments	+	(28,048,130)
Net realized and unrealized losses		(29,275,025)
Increase in net assets resulting from operations		$2,712,006
*	Includes $32,573 in interest income and $37,520 in interest expense related to charges on Agency Mortgage-Backed Securities not received or delivered on a timely basis (see financial note 2f).
See financial notes    59

Schwab U.S. Aggregate Bond ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	1/1/15-12/31/15		1/1/14-12/31/14
Net investment income		$31,987,031	$15,184,549
Net realized gains (losses)		(1,226,895)	1,955,285
Net change in unrealized appreciation (depreciation)	+	(28,048,130)	24,872,888
Increase in net assets resulting from operations		2,712,006	42,012,722
Distributions to Shareholders
Distributions from net investment income		($35,389,870)	($16,685,260)

Transactions in Fund Shares
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,400,000	$908,381,895	13,700,000	$708,774,842
Shares redeemed	+	—	—	(100,000)	(5,125,035)
Net transactions in fund shares		17,400,000	$908,381,895	13,600,000	$703,649,807
Shares Outstanding and Net Assets
		1/1/15-12/31/15		1/1/14-12/31/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,500,000	$1,226,777,994	9,900,000	$497,800,725
Total increase	+	17,400,000	875,704,031	13,600,000	728,977,269
End of period		40,900,000	$2,102,482,025	23,500,000	$1,226,777,994
Net investment income not yet distributed			$2,554		$24,678
60    See financial notes

Schwab Fixed-Income ETFs
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Dividend Equity ETF™
Schwab U.S. TIPS ETF	Schwab International Equity ETF™
Schwab Short-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF™
Schwab Intermediate-Term U.S. Treasury ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Aggregate Bond ETF	Schwab U.S. REIT ETF™
Schwab U.S. Broad Market ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value

Schwab Fixed-Income ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(b) Accounting Policies for certain Portfolio Investments (if held):
Securities Lending: Under the trust's Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank.

Schwab Fixed-Income ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees, associated with securities lending activities under the trust's Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses to be paid to the unaffiliated lending agents range from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses to be paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
The value of the securities on loan and the related collateral as of December 31, 2015, if any, are disclosed in each fund's Portfolio Holdings. The value of the securities on loan and the investments of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The fund's use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.
Agency MBS Transactions: In November 2012, the Treasury Market Practices Group (an industry group sponsored by the Federal Reserve Bank of New York) recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty and systemic risks. The Treasury Market Practices Group recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond ETF posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeded certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium and accretes discounts to the security's call date and price, rather than the maturity date and price.

Schwab Fixed-Income ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) U.S. Treasury, Agency Debt & Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The Treasury Market Practices Group recommends voluntary fail charges when securities are not delivered as agreed by the parties.
The Schwab U.S. Aggregate Bond ETF received $32,573 and paid $37,520 for the untimely delivery of agency mortgage-backed securities for the period ended December 31, 2015.
(g) Distributions to Shareholders:
The funds make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the shareholder could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds’ performance may be below that of their respective index.

Schwab Fixed-Income ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Interest Rate Risk. The funds are subject to the risk that interest rates will rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The risk is greater when a fund holds fixed income securities with longer maturities. A fund may also lose money if interest rates rise. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. For example, a fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of a fund's fixed income securities holdings.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Sampling Index Tracking Risk. To the extent a fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, the funds seek to track the performance of their benchmark index, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in its benchmark index or match the securities' weighting to the benchmark.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. A fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)

Schwab Fixed-Income ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Non-U.S. Issuer Risk. Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions on other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Prepayment and Extension Risk. Certain of the funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower than market rates of interest, which could hurt a fund’s yield or share price.
Derivatives Risk. Schwab U.S. Aggregate bond ETF may invest in derivatives instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, liquidity risk, and credit risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

Schwab Fixed-Income ETFs
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
0.07%	0.08%	0.09%	0.05%
Prior to February 24, 2015, the advisory fee for the Schwab Intermediate-Term U.S. Treasury ETF was 0.10%
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of December 31, 2015, as applicable:
	Underlying Funds
	Schwab U.S. TIPS ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab VIT Balanced Portfolio	0.1%	1.4%
Schwab VIT Balanced with Growth Portfolio	0.2%	2.4%
Schwab VIT Growth Portfolio	0.1%	1.3%
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
6. Board of Trustees:
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of current Schwab Funds and Laudus Funds trustees, current Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
During the period prior to October 8, 2015, the funds had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit

Schwab Fixed-Income ETFs
Financial Notes (continued)
7. Borrowing from Banks (continued):
Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2015, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab U.S. TIPS ETF	$171,351,851	$—	$171,351,851
Schwab Short-Term U.S. Treasury ETF	843,204,184	—	843,204,184
Schwab Intermediate-Term U.S. Treasury ETF	174,470,301	—	174,470,301
Schwab U.S. Aggregate Bond ETF	2,188,871,067	439,460,388	2,628,331,455
	Sales/Maturities of Long-Term U.S. Government Securities	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab U.S. TIPS ETF	$136,328,356	$—	$136,328,356
Schwab Short-Term U.S. Treasury ETF	770,913,654	—	770,913,654
Schwab Intermediate-Term U.S. Treasury ETF	111,222,525	—	111,222,525
Schwab U.S. Aggregate Bond ETF	1,517,723,837	199,834,935	1,717,558,772
9. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Due to the composition of the portfolio of the Schwab U.S. Aggregate Bond ETF, consideration for the subscription and redemption of Creation Units generally is cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended December 31, 2015 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. TIPS ETF	$269,760,477	$16,058,460
Schwab Short-Term U.S. Treasury ETF	643,423,081	336,360,807
Schwab Intermediate-Term U.S. Treasury ETF	185,885,318	57,961,262
Schwab U.S. Aggregate Bond ETF	—	—

Schwab Fixed-Income ETFs
Financial Notes (continued)
9. In-Kind Transactions (continued):
For the period ended December 31, 2015, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2015 are disclosed in the funds' Statements of Operations.
10. Federal Income Taxes
As of December 31, 2015, the components of distributable earnings on a tax-basis were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Undistributed ordinary income	$685,581	$161	$11,220	$2,554
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	—	200	352,675	10,020,839
Unrealized depreciation	(27,636,408)	(3,136,664)	(3,057,192)	(23,095,071)
Net unrealized appreciation (depreciation)	(27,636,408)	(3,136,464)	(2,704,517)	(13,074,232)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2015, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
December 31, 2018	$39	$366	$2,072	$—
No expiration*	9,300,803	1,132,651	2,222,322	8,081,130
Total	$9,300,842	$1,133,017	$2,224,394	$8,081,130
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the funds had no capital losses deferred and no capital loss carryforwards utilized.

Schwab Fixed-Income ETFs
Financial Notes (continued)
10. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Current period distributions
Ordinary income	$2,245,705	$6,005,570	$5,601,670	$35,389,870
Long-term capital gains	—	—	—	—
Prior period distributions
Ordinary income	5,900,895	2,716,335	3,544,920	16,685,260
Long-term capital gains	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2015, the funds made the following reclassifications:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Capital shares	$332,824	$958,316	$768,516	$—
Undistributed net investment income	615,875	—	—	3,380,715
Net realized gains and losses	(948,699)	(958,316)	(768,516)	(3,380,715)
For the period ended December 31, 2015, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
$390,212	$958,316	$768,516	$—
As of December 31, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the funds did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2016

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2015
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. TIPS ETF
Commencement of trading
8/5/10 through 12/31/15	842	3	—	—	436	1	—	—
Schwab Short-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/15	748	—	—	—	301	—	—	—
Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/15	728	—	—	—	471	1	—	—
Schwab U.S. Aggregate Bond ETF
Commencement of trading
7/14/11 through 12/31/15	943	4	—	—	146	2	—	—

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Schwab Strategic Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	692,669,185.464	115,543,246.417
Marie A. Chandoha	792,077,989.887	16,134,441.994
Joseph R. Martinetto	791,795,082.163	16,417,349.718
Robert W. Burns	792,580,288.687	15,632,143.194
John F. Cogan	760,202,566.290	48,009,865.591
Stephen T. Kochis	791,955,734.563	16,256,697.318
David L. Mahoney	790,582,269.572	17,630,162.309
Kiran M. Patel	791,333,584.438	16,878,847.443
Kimberly S. Patmore	792,462,618.902	15,749,812.979
Charles A. Ruffel	792,425,735.968	15,786,695.913
Gerald B. Smith	791,728,903.579	16,483,528.302
Joseph H. Wender	790,699,630.035	17,512,801.846

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 2, 2015, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and relevant indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category and selection criteria. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009;The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – April 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	96	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds, plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Barclays U.S. Treasury Inflation Protected Securities Index (Series-L)  A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
Barclays U.S. 1 – 3 Year Treasury Bond Index  An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. 3 –10 Year Treasury Bond Index  An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.
bid  The highest price at which someone is willing to buy a security.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
interest   Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity  The ability to convert a security or asset quickly into cash.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
primary market  The market that deals with the issuance of new securities.
replication  If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.
sampling  If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.
Treasury inflation protected security (TIPS)  A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.
weighted average  For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
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Notes

Notes

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Printed on recycled paper.
MFR60171-05
00160186

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-one series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and ten series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2015 and 2014 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014
$454,657	$371,040	$0	$0	$100,482	$151,099	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)	(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2015: $100,482             2014: $151,099

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/09/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/09/2016

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	02/09/2016